                                                                   Exhibit 10.22

--------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                                      among

                          FISHER BROADCASTING COMPANY,
                                  as Borrower,

                            ITS DOMESTIC SUBSIDIARIES
                        FROM TIME TO TIME PARTIES HERETO,
                                 as Guarantors,

                           THE LENDERS PARTIES HERETO,

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent,

                              BANK OF AMERICA, N.A.

                                       and

                              THE BANK OF NEW YORK,
                            as Co-Syndication Agents,

                                       and

                               NATIONAL CITY BANK,
                             as Documentation Agent

                           Dated as of March 21, 2002

                          FIRST UNION SECURITIES, INC.,
                           d/b/a WACHOVIA SECURITIES,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                   as Joint Book Runners and Co-Lead Arrangers

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.1  Defined Terms...............................................................................1
         ----------------------------------------------------------------------------------------------------------
         Section 1.2  Other Definitional Provisions..............................................................29
         ----------------------------------------------------------------------------------------------------------
         Section 1.3  Accounting Terms...........................................................................30
         ----------------------------------------------------------------------------------------------------------
ARTICLE II  THE LOANS; AMOUNT AND TERMS..........................................................................30
         Section 2.1  Revolving Loans............................................................................30
         ----------------------------------------------------------------------------------------------------------
         Section 2.2  Tranche A Term Loans.......................................................................32
         ----------------------------------------------------------------------------------------------------------
         Section 2.3  Tranche B Term Loans.......................................................................34
         ----------------------------------------------------------------------------------------------------------
         Section 2.4  Incremental Facilities.....................................................................35
         ----------------------------------------------------------------------------------------------------------
         Section 2.5  Letter of Credit Subfacility...............................................................36
         ----------------------------------------------------------------------------------------------------------
         Section 2.6  Fees.......................................................................................40
         ----------------------------------------------------------------------------------------------------------
         Section 2.7  Commitment Reductions......................................................................41
         ----------------------------------------------------------------------------------------------------------
         Section 2.8  Prepayments................................................................................42
         ----------------------------------------------------------------------------------------------------------
         Section 2.9  Minimum Principal Amount of Loans and Tranches; Lending Offices............................44
         ----------------------------------------------------------------------------------------------------------
         Section 2.10 Default Rate and Payment Dates.............................................................45
         ----------------------------------------------------------------------------------------------------------
         Section 2.11 Conversion Options.........................................................................45
         ----------------------------------------------------------------------------------------------------------
         Section 2.12 Computation of Interest and Fees...........................................................46
         ----------------------------------------------------------------------------------------------------------
         Section 2.13 Pro Rata Treatment and Payments............................................................47
         ----------------------------------------------------------------------------------------------------------
         Section 2.14 Non-Receipt of Funds by the Administrative Agent...........................................49
         ----------------------------------------------------------------------------------------------------------
         Section 2.15 Inability to Determine Interest Rate.......................................................50
         ----------------------------------------------------------------------------------------------------------
         Section 2.16 Illegality.................................................................................51
         ----------------------------------------------------------------------------------------------------------
         Section 2.17 Requirements of Law........................................................................51
         ----------------------------------------------------------------------------------------------------------
         Section 2.18 Indemnity..................................................................................53
         ----------------------------------------------------------------------------------------------------------
         Section 2.19 Taxes......................................................................................53
         ----------------------------------------------------------------------------------------------------------
         Section 2.20 Indemnification; Nature of Issuing Lender's Duties.........................................55
         ----------------------------------------------------------------------------------------------------------
ARTICLE III  REPRESENTATIONS AND WARRANTIES......................................................................57
         Section 3.1  Financial Condition........................................................................57
         ----------------------------------------------------------------------------------------------------------
         Section 3.2  No Change..................................................................................57
         ----------------------------------------------------------------------------------------------------------
         Section 3.3  Corporate Existence........................................................................57
         ----------------------------------------------------------------------------------------------------------
         Section 3.4  Corporate Power; Authorization; Enforceable Obligations....................................58
         ----------------------------------------------------------------------------------------------------------
         Section 3.5  Compliance with Laws; No Conflict; No Default..............................................58
         ----------------------------------------------------------------------------------------------------------
         Section 3.6  No Material Litigation.....................................................................59
         ----------------------------------------------------------------------------------------------------------
         Section 3.7  Investment Company Act; PUHCA..............................................................59
         ----------------------------------------------------------------------------------------------------------
         Section 3.8  Margin Regulations.........................................................................59
         ----------------------------------------------------------------------------------------------------------
         Section 3.9  ERISA......................................................................................60
         ----------------------------------------------------------------------------------------------------------
         Section 3.10 Environmental Matters......................................................................60
         ----------------------------------------------------------------------------------------------------------
         Section 3.11 Purpose of Loans...........................................................................61
         ----------------------------------------------------------------------------------------------------------
         Section 3.12 Subsidiaries...............................................................................61
         ----------------------------------------------------------------------------------------------------------
         Section 3.13 Ownership..................................................................................62
         ----------------------------------------------------------------------------------------------------------
         Section 3.14 Indebtedness...............................................................................62
         ----------------------------------------------------------------------------------------------------------
         Section 3.15 Taxes......................................................................................62
         ----------------------------------------------------------------------------------------------------------
         Section 3.16 Intellectual Property Rights...............................................................62
         ----------------------------------------------------------------------------------------------------------
         Section 3.17 Solvency...................................................................................63
         ----------------------------------------------------------------------------------------------------------
         Section 3.18 Investments................................................................................63
         ----------------------------------------------------------------------------------------------------------

         Section 3.19 Location of Collateral.....................................................................63
         ----------------------------------------------------------------------------------------------------------
         Section 3.20 No Burdensome Restrictions.................................................................63
         ----------------------------------------------------------------------------------------------------------
         Section 3.21 Labor Matters..............................................................................64
         ----------------------------------------------------------------------------------------------------------
         Section 3.22 Accuracy and Completeness of Information...................................................64
         ----------------------------------------------------------------------------------------------------------
         Section 3.23 Material Contracts.........................................................................64
         ----------------------------------------------------------------------------------------------------------
         Section 3.24 FCC and Station Matters....................................................................64
         ----------------------------------------------------------------------------------------------------------
ARTICLE IV  CONDITIONS PRECEDENT.................................................................................65
         Section 4.1  Closing Conditions.........................................................................65
         ----------------------------------------------------------------------------------------------------------
         Section 4.2  Conditions to All Extensions of Credit.....................................................70
         ----------------------------------------------------------------------------------------------------------
ARTICLE V  AFFIRMATIVE COVENANTS.................................................................................71
         Section 5.1  Financial Statements.......................................................................71
         ----------------------------------------------------------------------------------------------------------
         Section 5.2  Certificates; Other Information............................................................73
         ----------------------------------------------------------------------------------------------------------
         Section 5.3  Payment of Taxes and Other Obligations.....................................................74
         ----------------------------------------------------------------------------------------------------------
         Section 5.4  Conduct of Business and Maintenance of Existence...........................................74
         ----------------------------------------------------------------------------------------------------------
         Section 5.5  Maintenance of Property; Insurance.........................................................74
         ----------------------------------------------------------------------------------------------------------
         Section 5.6  Inspection of Property; Books and Records; Discussions.....................................75
         ----------------------------------------------------------------------------------------------------------
         Section 5.7  Notices....................................................................................75
         ----------------------------------------------------------------------------------------------------------
         Section 5.8  Environmental Laws.........................................................................77
         ----------------------------------------------------------------------------------------------------------
         Section 5.9  Financial Covenants........................................................................78
         ----------------------------------------------------------------------------------------------------------
         Section 5.10 Additional Guarantors......................................................................78
         ----------------------------------------------------------------------------------------------------------
         Section 5.11 Compliance with Law........................................................................79
         ----------------------------------------------------------------------------------------------------------
         Section 5.12 Pledged Assets.............................................................................79
         ----------------------------------------------------------------------------------------------------------
         Section 5.13 Hedging Agreements.........................................................................79
         ----------------------------------------------------------------------------------------------------------
         Section 5.14 Covenants Regarding Patents, Trademarks and Copyrights.....................................79
         ----------------------------------------------------------------------------------------------------------
         Section 5.15 Leases; Landlord Consent Letters...........................................................81
         ----------------------------------------------------------------------------------------------------------
         Section 5.16 Deposit and Securities Accounts............................................................81
         ----------------------------------------------------------------------------------------------------------
         Section 5.17 Fisher Plaza Lease.........................................................................81
         ----------------------------------------------------------------------------------------------------------
         Section 5.18 Wholly-Owned Subsidiaries..................................................................82
         ----------------------------------------------------------------------------------------------------------
         Section 5.19 Post-Closing Requirement...................................................................82
         ----------------------------------------------------------------------------------------------------------
ARTICLE VI  NEGATIVE COVENANTS...................................................................................82
         Section 6.1  Indebtedness...............................................................................82
         ----------------------------------------------------------------------------------------------------------
         Section 6.2  Liens......................................................................................83
         ----------------------------------------------------------------------------------------------------------
         Section 6.3  Guaranty Obligations.......................................................................83
         ----------------------------------------------------------------------------------------------------------
         Section 6.4  Nature of Business.........................................................................83
         ----------------------------------------------------------------------------------------------------------
         Section 6.5  Consolidation, Merger, Sale or Purchase of Assets, etc.....................................84
         ----------------------------------------------------------------------------------------------------------
         Section 6.6  Advances, Investments and Loans............................................................85
         ----------------------------------------------------------------------------------------------------------
         Section 6.7  Transactions with Affiliates; Allocation of Overhead.......................................85
         ----------------------------------------------------------------------------------------------------------
         Section 6.8  Ownership of Subsidiaries; Restrictions....................................................85
         ----------------------------------------------------------------------------------------------------------
         Section 6.9  Fiscal Year; Organizational Documents; Material Contracts..................................86
         ----------------------------------------------------------------------------------------------------------
         Section 6.10 Limitation on Restricted Actions...........................................................86
         ----------------------------------------------------------------------------------------------------------
         Section 6.11 Restricted Payments........................................................................86
         ----------------------------------------------------------------------------------------------------------
         Section 6.12 Prepayments of Indebtedness, etc...........................................................87
         ----------------------------------------------------------------------------------------------------------
         Section 6.13 Sale Leasebacks............................................................................87
         ----------------------------------------------------------------------------------------------------------
         Section 6.14 No Further Negative Pledges................................................................87
         ----------------------------------------------------------------------------------------------------------
         Section 6.15 FCC Licenses...............................................................................87
         ----------------------------------------------------------------------------------------------------------
         Section 6.16 Activities of the Parent...................................................................87
         ----------------------------------------------------------------------------------------------------------

ARTICLE VII  EVENTS OF DEFAULT...................................................................................88
         Section 7.1  Events of Default..........................................................................88
         ----------------------------------------------------------------------------------------------------------
         Section 7.2  Acceleration; Remedies.....................................................................91
         ----------------------------------------------------------------------------------------------------------
ARTICLE VIII  THE ADMINISTRATIVE AGENT...........................................................................92
         Section 8.1  Appointment................................................................................92
         ----------------------------------------------------------------------------------------------------------
         Section 8.2  Delegation of Duties.......................................................................92
         ----------------------------------------------------------------------------------------------------------
         Section 8.3  Exculpatory Provisions.....................................................................92
         ----------------------------------------------------------------------------------------------------------
         Section 8.4  Reliance by Administrative Agent...........................................................93
         ----------------------------------------------------------------------------------------------------------
         Section 8.5  Notice of Default..........................................................................93
         ----------------------------------------------------------------------------------------------------------
         Section 8.6  Non-Reliance on Administrative Agent and Other Lenders.....................................94
         ----------------------------------------------------------------------------------------------------------
         Section 8.7  Indemnification............................................................................94
         ----------------------------------------------------------------------------------------------------------
         Section 8.8  The Administrative Agent in Its Individual Capacity........................................95
         ----------------------------------------------------------------------------------------------------------
         Section 8.9  Successor Administrative Agent.............................................................95
         ----------------------------------------------------------------------------------------------------------
         Section 8.10 Other Agents...............................................................................95
         ----------------------------------------------------------------------------------------------------------
ARTICLE IX  MISCELLANEOUS........................................................................................96
         Section 9.1  Amendments, Waivers and Release of Collateral..............................................96
         ----------------------------------------------------------------------------------------------------------
         Section 9.2  Notices....................................................................................97
         ----------------------------------------------------------------------------------------------------------
         Section 9.3  No Waiver; Cumulative Remedies.............................................................99
         ----------------------------------------------------------------------------------------------------------
         Section 9.4  Survival of Representations and Warranties.................................................99
         ----------------------------------------------------------------------------------------------------------
         Section 9.5  Payment of Expenses and Taxes..............................................................99
         ----------------------------------------------------------------------------------------------------------
         Section 9.6  Successors and Assigns; Participations; Purchasing Lenders................................100
         ----------------------------------------------------------------------------------------------------------
         Section 9.7  Adjustments; Set-off......................................................................103
         ----------------------------------------------------------------------------------------------------------
         Section 9.8  Table of Contents and Section Headings....................................................104
         ----------------------------------------------------------------------------------------------------------
         Section 9.9  Counterparts..............................................................................104
         ----------------------------------------------------------------------------------------------------------
         Section 9.10 Effectiveness.............................................................................104
         ----------------------------------------------------------------------------------------------------------
         Section 9.11 Severability..............................................................................104
         ----------------------------------------------------------------------------------------------------------
         Section 9.12 Integration...............................................................................105
         ----------------------------------------------------------------------------------------------------------
         Section 9.13 Governing Law.............................................................................105
         ----------------------------------------------------------------------------------------------------------
         Section 9.14 Consent to Jurisdiction and Service of Process............................................105
         ----------------------------------------------------------------------------------------------------------
         Section 9.15 Confidentiality...........................................................................105
         ----------------------------------------------------------------------------------------------------------
         Section 9.16 Acknowledgments...........................................................................106
         ----------------------------------------------------------------------------------------------------------
         Section 9.17 Waivers of Jury Trial.....................................................................106
         ----------------------------------------------------------------------------------------------------------
ARTICLE X  GUARANTY.............................................................................................107
         Section 10.1 The Guaranty..............................................................................107
         ----------------------------------------------------------------------------------------------------------
         Section 10.2 Bankruptcy................................................................................107
         ----------------------------------------------------------------------------------------------------------
         Section 10.3 Nature of Liability.......................................................................108
         ----------------------------------------------------------------------------------------------------------
         Section 10.4 Independent Obligation....................................................................108
         ----------------------------------------------------------------------------------------------------------
         Section 10.5 Authorization.............................................................................108
         ----------------------------------------------------------------------------------------------------------
         Section 10.6 Reliance..................................................................................109
         ----------------------------------------------------------------------------------------------------------
         Section 10.7 Waiver....................................................................................109
         ----------------------------------------------------------------------------------------------------------
         Section 10.8 Limitation on Enforcement.................................................................110
         ----------------------------------------------------------------------------------------------------------
         Section 10.9 Confirmation of Payment...................................................................110
         ----------------------------------------------------------------------------------------------------------

Schedules
---------

Schedule 1.1-1                 Account Designation Letter
Schedule 1.1-2                 Investments
Schedule 1.1-3                 Permitted Parent Debt
Schedule 1.1-4                 Permitted Parent Liens
Schedule 2.1(a)                Schedule of Lenders and Commitments
Schedule 2.1(b)(i)             Form of Notice of Borrowing
Schedule 2.1(e)                Form of Revolving Note
Schedule 2.2(d)                Form of Tranche A Term Note
Schedule 2.3(d)                Form of Tranche B Term Note
Schedule 2.11                  Form of Notice of Conversion/Extension
Schedule 2.19                  Section 2.19 Certificate
Schedule 3.3                   Jurisdictions of Organization and Qualification
Schedule 3.6                   Litigation
Schedule 3.9                   ERISA
Schedule 3.12                  Subsidiaries
Schedule 3.16                  Intellectual Property
Schedule 3.19(a)               Location of Real Property
Schedule 3.19(b)               Location of Collateral
Schedule 3.19(c)               Chief Executive Offices
Schedule 3.21                  Labor Matters
Schedule 3.23                  Material Contracts
Schedule 3.24                  FCC and Station Matters
Schedule 4.1-1                 Form of Secretary's Certificate
Schedule 4.1-2                 Form of Solvency Certificate
Schedule 5.2(b)                Form of Compliance Certificate
Schedule 5.5(b)                Insurance
Schedule 5.10                  Form of Joinder Agreement
Schedule 6.1(b)                Indebtedness
Schedule 9.2                   Lenders' Lending Offices
Schedule 9.6(c)                Form of Commitment Transfer Supplement

         CREDIT AGREEMENT, dated as of March 21, 2002, among FISHER BROADCASTING COMPANY, a Washington corporation (the "Borrower"), each of those
                                                     --------
Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (collectively the "Guarantors" and
                                                               ----------
individually a "Guarantor"), the several banks and other financial institutions
                ---------
from time to time parties to this Credit Agreement (collectively the "Lenders"
                                                                      -------
and individually a "Lender"), FIRST UNION NATIONAL BANK, a national banking
                    ------
association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent" or the "Agent"), BANK OF AMERICA, N.A., a
               --------------------          -----
national banking association, and THE BANK OF NEW YORK, a national banking association, as co-syndication agents for the Lenders hereunder (in such capacity, the "Co-Syndication Agents"), and NATIONAL CITY BANK, a national
               ---------------------
banking association, as documentation agent for the Lenders hereunder (in such capacity, the "Documentation Agent").
               -------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, the Borrower has requested, and the Lenders have agreed to extend, certain credit facilities to the Borrower on the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

         SECTION 1.1       DEFINED TERMS.
                           -------------

         As used in this Credit Agreement, terms defined in the preamble to this Credit Agreement have the meanings therein indicated, and the following terms have the following meanings:

         "ABR Default Rate" shall have the meaning set forth in Section 2.10.
          ----------------

         "Account Designation Letter" shall mean the Notice of Account
          --------------------------
Designation Letter dated the Closing Date from the Borrower to the Administrative Agent in substantially the form attached hereto as Schedule 1.1-1.

         "Additional Credit Party" shall mean each Person that becomes a
          -----------------------
Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

         "Additional Loan" shall have the meaning set forth in Section 2.4.
          ---------------

         "Administrative Agent" or "Agent" shall have the meaning set forth in
          --------------------
the first paragraph of this Credit Agreement and any successors in such capacity.

         "Administrative Fees" shall have the meaning set forth in Section
          -------------------
2.6(d).

         "Affiliate" shall mean as to any Person, any other Person (excluding
          ---------
any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Affiliation Agreements" shall mean any network affiliation agreements
          ----------------------
in effect at any time for any Station affiliated with a Network, and all renewals, extensions and replacements of such agreements.

         "Agent Fee Letter" shall have the meaning set forth in the definition
          ----------------
of Fee Letters.

         "Agreement or Credit Agreement" shall mean this Credit Agreement, as
          -----------------------------
amended, modified or supplemented from time to time in accordance with its terms.

         "Alternate Base Rate" shall mean, for any day, a rate per annum equal
          -------------------
to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean, at any time, the rate of interest per annum publicly
 ----------
announced or otherwise identified from time to time by First Union at its principal office in Charlotte, North Carolina as its prime rate. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective
                                                   -----------------------
Rate" shall mean, for any day, the weighted average of the rates on overnight
----
federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

         "Alternate Base Rate Loans" shall mean Loans that bear interest at an
          -------------------------
interest rate based on the Alternate Base Rate.

         "Applicable Percentage" shall mean, for any day, the rate per annum
          ---------------------
set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans and Tranche A Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans and Tranche A Term Loans", (ii) Revolving Loans and Tranche A Term Loans which are LIBOR Rate Loans and the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Tranche A Term Loans and Letter of Credit Fee", (iii) Tranche B Term Loans which are Alternate Base Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loans", (iv) Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans" and (v) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------

                                    Alternate Base Rate   LIBOR Rate Margin      Alternate Base
                                         Margin for       for Revolving Loans,    Rate Margin      LIBOR Rate
                                    Revolving Loans and     Tranche A Term            for             Margin
                                      Tranche A Term       Loans and Letter of     Tranche B      for Tranche B   Commitment
  Level        Leverage Ratio             Loans                Credit Fee         Term Loans       Term Loans        Fee

---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
    I          **** 5.5 to 1.0            2.50%                  3.75%                3.00%           4.25%         0.500%
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
   II       **** 5.0 to 1.0 but *         2.25%                  3.50%                3.00%           4.25%         0.500%
                 5.5 to 1.0
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
   III      **** 4.5 to 1.0 but *         2.00%                  3.25%                2.75%           4.00%         0.500%
                 5.0 to 1.0
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
  IIII      **** 4.0 to 1.0 but *         1.75%                  3.00%                2.75%           4.00%         0.500%
                 4.5 to 1.0
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
    V       **** 3.5 to 1.0 but *         1.50%                  2.75%                2.75%           4.00%         0.500%
                 4.0 to 1.0
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
   VI       **** 3.0 to 1.0 but *         1.25%                  2.50%                2.75%           4.00%         0.375%
                 3.5 to 1.0
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
   VII      **** 2.5 to 1.0 but *         1.00%                  2.25%                2.75%           4.00%         0.375%
                 3.0 to 1.0
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------
  VIII           * 2.5 to 1.0             0.75%                  2.00%                2.75%           4.00%         0.375%
---------- ----------------------- --------------------- ---------------------- ---------------- --------------- -------------

         The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(a) and
(b) and 5.2(b) (each an "Interest Determination Date"). Such Applicable
                         ---------------------------
Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages shall be based on Level I for the first six months following the Closing Date. If the Borrower shall fail to provide the financial information and certifications in accordance with the provisions of Sections 5.1(a) and (b) and 5.2(b), the Applicable Percentage

* represents less than
**** represents greater than or equal to shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

         "Approved Fund" shall mean, with respect to any Lender that is a fund
          -------------
that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender or by an affiliate of such investment advisor.

         "Arrangers"  shall mean First Union Securities, Inc., d/b/a Wachovia
          ---------
Securities and Banc of America Securities LLC.

         "Asset Disposition" shall mean the disposition of any or all of the
          -----------------
assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of the Borrower or any Subsidiary whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (i) the sale, lease or transfer of assets permitted by Sections 6.5(a)(i), 6.5(a)(ii) or 6.5(a)(iii) or (ii) any Equity Issuance.

         "Bank of America" shall mean Bank of America, N.A., a national banking
          ---------------
association.

         "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the
          ---------------
United States Code, as amended, modified, succeeded or replaced from time to time.

         "Beneficial Owner" shall have the meaning provided in Rules 13d-3 and
          ----------------
13d-5 under the Securities Exchange Act of 1934, except that a Person shall be deemed to be a "Beneficial Owner" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

         "Borrower" shall have the meaning set forth in the first paragraph of
          --------
this Credit Agreement.

         "Borrowing Date" shall mean, in respect of any Loan, the date such
          --------------
Loan is made.

         "Broadcasting Properties" shall mean the facilities and properties
          -----------------------
owned, leased or operated by the Borrower or any of its Subsidiaries and utilized in such Person's (or another Subsidiary's) television and/or radio
                                                               ------------
broadcasting business, whether now owned or hereafter acquired.

         "Business" shall have the meaning set forth in Section 3.10.
          --------

         "Business Day" shall mean a day other than a Saturday, Sunday or other
          ------------
day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that when
                                                 --------  -------
used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

         "Capital Lease" shall mean any lease of property, real or personal,
          -------------
the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "Capital Lease Obligations" shall mean the capitalized lease
          -------------------------
obligations relating to a Capital Lease determined in accordance with GAAP.

         "Capital Stock" shall mean (i) in the case of a corporation, capital
          -------------
stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" shall mean (i) securities issued or directly and
          ----------------
fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"),
                                                  ----------------------
(ii) U.S. dollar denominated (or foreign currency fully hedged to U.S. dollar) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not
                         -------------
more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "Change of Control" shall mean the occurrence of any of the following
          -----------------
events: (a) any "person" or "group" (as such terms are used in Section 13(d) or 14(d) of the Securities Exchange Act of 1934), other than the Current Stockholders, is or becomes, directly or indirectly, the Beneficial Owner (by way of merger, consolidation or otherwise) of 33% or more of the Voting Stock or of the economic interests of the Parent on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Parent (whether or not such securities are then currently convertible or exercisable), (b) the failure of the Parent to own, directly or indirectly, 100% of the Voting Stock and of the economic interests of the Borrower or (c) Continuing Directors shall cease for any reason to constitute a majority of the members of the board of directors of the Parent then in office.

         "Closing Date" shall mean the date of this Credit Agreement.
          ------------

         "Code" shall mean the Internal Revenue Code of 1986, as amended from
          ----
time to time.

         "Collateral" shall mean a collective reference to the collateral which
          ----------
is identified in, and at any time will be covered by, the Security Documents.

         "Commitment" shall mean the Revolving Commitment, the LOC Commitment,
          ----------
the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment, individually or collectively, as appropriate.

         "Commitment Fee" shall have the meaning set forth in Section 2.6(a).
          --------------

         "Commitment Percentage" shall mean the Revolving Commitment
          ---------------------
Percentage, the LOC Commitment Percentage, the Tranche A Term Loan Commitment Percentage and/or the Tranche B Term Loan Commitment Percentage, as appropriate.

         "Commitment Period" shall mean the period from and including the
          -----------------
Closing Date to but not including the Revolving Commitment Termination Date.

         "Commitment Transfer Supplement" shall mean a Commitment Transfer
          ------------------------------
Supplement, in substantially the form of Schedule 9.6(c).
                                         ---------------

         "Commonly Controlled Entity" shall mean an entity, whether or not
          --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Communications Law" shall mean the Communications Act of 1934, as
          ------------------
amended, and all rules and regulations thereunder (including, without limitation, the Telecommunications Act of 1996), or any successor statute or statutes, and all rules and regulations of the FCC, any PUC or any other applicable Governmental Authority related to the provision of communication or broadcast services, each as amended or supplemented from time to time.

         "Compliance Certificate" shall mean a certificate of a Responsible
          ----------------------
Officer in the form of Schedule 5.2(b) (a) stating that (i) the financial statements delivered pursuant to Sections 5.1(a) and 5.1(b) concurrently with such certificate present fairly the financial position of the Borrower and its Subsidiaries for the periods indicated in conformity with GAAP applied on a consistent basis, (ii) each of the Credit Parties during such periods observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Credit Agreement to be observed, performed or satisfied by it, and (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (b) including calculations in reasonable detail required to indicate compliance with Section 5.9 as of the last day of such period and (c) setting forth the amount of Investments permitted by clauses (v) and (viii) of the definition of Permitted Investments that are outstanding as of the last day of such period.

         "Consolidated" means, when used with reference to financial statements
          ------------
or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.

         "Consolidated Capital Expenditures" shall mean, for any period, all
          ---------------------------------
expenditures of the Borrower and its Subsidiaries on a Consolidated basis for such period which in accordance with GAAP would be classified as capital expenditures, including without limitation, Capital Lease Obligations. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Cash Taxes" shall mean, for any period, the aggregate of
          -----------------------
all taxes (including, without limitation, any federal, state, local and foreign income taxes) actually paid (either directly to the applicable Governmental Authority or the Parent) by the Borrower and its Subsidiaries on a Consolidated basis during such period. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated EBITDA" shall mean, as of any date of determination for
          -------------------
the four quarter period ending on such date, (i) Consolidated Net Income for such period plus (ii) the sum of the following to the extent deducted in
            ----
calculating Consolidated Net Income: (A) Consolidated Interest Expense for such period, (B) tax expense (including, without limitation, any federal, state, local and foreign income, value added and similar taxes) of the Borrower and its Subsidiaries for such period and (C) depreciation, amortization (including Programming Amortization Expense) and other non-cash charges for such period minus (iii) Programming Cash Payments; provided that, for purposes of
-----                                  --------
calculating Consolidated EBITDA, South West Oregon Television Broadcast Corporation, the owner of the KPIC-TV license, shall be considered a Subsidiary of the Borrower and 50% of each of the foregoing components of Consolidated EBITDA (e.g. Consolidated Net Income) with respect to South West Oregon Television Broadcast Corporation shall be included in such calculation for the applicable period. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Fixed Charges" shall mean, as of any date of
          --------------------------
determination for the four quarter period ending on such date, the sum of (i) Consolidated Interest Expense for such period plus (ii) Consolidated Scheduled
                                              ----
Debt Payments for such period plus (iii) Consolidated Capital Expenditures for
                              ----
such period plus (iv) cash dividend payments (other than cash dividend payments
            ----
made in connection with an asset sale permitted by Section 6.5(a)) and cash stock repurchases that are made during such period plus (v) Consolidated Cash
                                                   ----
Taxes for such period, in each case for the Borrower and its Subsidiaries on a Consolidated basis. The applicable period shall be for the four consecutive quarters ending as of the date of computation; provided that, with respect to clauses (ii), (iii) and (iv) above,
             --------
during the first twelve months following the Closing Date the applicable period shall begin on the Closing Date and end on the date of computation.

         "Consolidated Funded Debt" shall mean, on any date of calculation,
          ------------------------
Funded Debt of the Borrower and its Subsidiaries on a Consolidated basis.

         "Consolidated Interest Expense" shall mean, as of any date of
          -----------------------------
determination for the four quarter period ending on such date, all interest expense, excluding amortization of debt discount and premium but including the interest component under Capital Leases for such period of the Borrower and its Subsidiaries on a Consolidated basis. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Net Income" shall mean, for any period, the net income
          -----------------------
(excluding extraordinary or non-recurring losses and gains and all non-cash income) of the Borrower and its Subsidiaries on a Consolidated basis for such period. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Scheduled Debt Payments" shall mean, for any period, the
          ------------------------------------
sum of all scheduled payments of principal on Consolidated Funded Debt for such period (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that scheduled payments on Consolidated Funded Debt shall not include optional prepayments or the mandatory prepayments required pursuant to Section 2.8(b)(ii)-(vi). The applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Continuing Directors" shall mean during any period of 24 consecutive
          --------------------
months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Parent (together with any new director whose election by the Parent's board of directors or whose nomination for election by the Parent's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved).

         "Contractual Obligation" shall mean, as to any Person, any provision
          ----------------------
of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Copyright Licenses" shall mean any agreement, whether written or
          ------------------
oral, providing for the grant by or to a Person of any right under any Copyright, including, without limitation, any thereof referred to in Schedule
                                                                     --------
3.16 to this Credit Agreement.
----

         "Copyrights" shall mean all copyrights (other than copyrights of de
          ----------
minimus value) of the Borrower and its Subsidiaries in all works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3.16 and all renewals thereof.
                                       -------------

         "Co-Syndication Agents" shall have the meaning set forth in the first
          ---------------------
paragraph of this Credit Agreement.

         "Credit Documents" shall mean this Credit Agreement, each of the
          ----------------
Notes, any Joinder Agreement, the Letters of Credit, the LOC Documents and the Security Documents.

         "Credit Party" shall mean any of the Borrower or the Guarantors.
          ------------

         "Credit Party Obligations" shall mean, without duplication, (i) all of
          ------------------------
the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement permitted by Section 6.1(d).

         "Current Stockholders" shall mean all Persons that, as of the date of
          --------------------
this Credit Agreement, are Beneficial Owners, directly or indirectly, of the outstanding Voting Stock of the Parent.

         "Debt Issuance" shall mean the issuance of any Indebtedness for
          -------------
borrowed money by the Borrower or any of its Subsidiaries. The term "Debt Issuance" shall not include any Equity Issuance or any Indebtedness of the Borrower and its Subsidiaries permitted to be incurred pursuant to Section 6.1 hereof.

         "Default" shall mean any of the events specified in Section 7.1,
          -------
whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Defaulting Lender" shall mean, at any time, any Lender that, at such
          -----------------
time (a) has failed to make a Loan required pursuant to the terms of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof and such default remains uncured, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement and such default remains uncured, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "Documentation Agent" shall have the meaning set forth in the first
          -------------------
paragraph of this Credit Agreement.

         "Dollars" and "$" shall mean dollars in lawful currency of the United
          -------       -
States of America.

         "Domestic Lending Office" shall mean, initially, the office of each
          -----------------------
Lender designated as such Lender's Domestic Lending Office shown on Schedule
                                                                    --------
9.2; and thereafter, such other office of such Lender as such Lender may from
---
time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

         "Domestic Subsidiary" shall mean any Subsidiary that is organized and
          -------------------
existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "Environmental Laws" shall mean any and all applicable foreign,
          ------------------
federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Credit Agreement.

         "Equity Issuance" shall mean any issuance by the Borrower or any
          ---------------
Subsidiary to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition or any Debt Issuance.

         "ERISA" shall mean the Employee Retirement Income Security Act of
          -----
1974, as amended from time to time.

         "Eurodollar Reserve Percentage" shall mean for any day, the percentage
          -----------------------------
(expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" shall mean any of the events specified in Section
          ----------------
7.1; provided, however, that any requirement for the giving of notice or the
     --------  -------
lapse of time, or both, or any other condition, has been satisfied.

         "Excess Cash Flow" shall mean, with respect to any fiscal year period
          ----------------
of the Borrower and its Subsidiaries on a Consolidated basis, an amount equal to (a) Consolidated EBITDA for such period plus (b) decreases in working
                                           ----
capital for such period (with cash and Cash Equivalents to be excluded from current assets for purposes of determining such working capital)
minus (c) Consolidated Capital Expenditures for such period minus (d)
-----                                                       -----
Consolidated Interest Expense for such period to the extent paid or payable in cash minus (e) Consolidated Cash Taxes paid during such period minus (f)
     -----                                                     -----
Consolidated Scheduled Debt Payments made during such period minus (g)
                                                             -----
increases in working capital for such period (with cash and Cash Equivalents to be excluded from current assets for purposes of determining such working capital) and minus (h) cash dividend payments (other than cash dividend
             -----
payments made in connection with an asset sale permitted by Section 6.5(a)) made by the Borrower during such period to the extent permitted by Section 6.11.

         "Extension of Credit" shall mean, as to any Lender, the making of a
          -------------------
Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

         "Fair Market Rental Rate" shall mean, with respect to that portion of
          -----------------------
Fisher Plaza that is leased by one or more Credit Parties, a rental rate less than or equal to the rental rate that would be obtained for such premises in an arms'-length transaction between an informed and willing lessee and an informed and willing lessor, in each case under no compulsion to enter into such lease transaction.

         "FCC" shall mean the Federal Communications Commission and any
          ---
successor governmental agency performing functions similar to those performed by the Federal Communications Commission on the date hereof.

         "FCC License" shall mean any of the licenses, permits or other
          -----------
authorizations issued by the FCC relating to the Stations, including all extensions, additions and renewals thereto or thereof, and all other licenses, authorizations, waivers and permits required under Communications Law for the Borrower and its Subsidiaries to own and operate the Stations and their property and to carry on their business, including, without limitation, any of the FCC Licenses set forth on Schedule 3.24.
                              -------------

         "Federal Funds Effective Rate" shall have the meaning set forth in the
          ----------------------------
definition of "Alternate Base Rate".

         "Fee Letters" shall mean (a) that certain letter agreement, dated
          -----------
December 10, 2001 addressed to the Borrower from First Union and First Union Securities, Inc., d/b/a Wachovia Securities (the "Agent Fee Letter") and (b)
                                                  ----------------
that certain letter agreement, dated December 10, 2001, addressed to the Borrower from Bank of America and Banc of America Securities LLC, in each case as amended, modified or otherwise supplemented.

         "First Union" shall mean First Union National Bank, a national banking
          -----------
association.

         "Fisher Plaza" shall mean the building located at 140 4th Avenue
          ------------
North, Seattle, Washington 98109.

         "Fisher Plaza Lease" shall mean that certain Master Services
          ------------------
Agreement, entered into as of February 7, 2002, between Fisher
Broadcasting-Seattle TV, L.L.C. and Fisher Media Services

Company, together with any services addendum entered into in connection with such Master Services Agreement, any replacement of such Master Services Agreement or any additional Master Services Agreement (and/or services addendum to such Master Services Agreement) entered into between a Credit Party and Fisher Media Services Company, in each case on substantially the same terms as the Master Services Agreement in effect on the Closing Date.

         "Fixed Charge Coverage Ratio" shall mean the ratio of (i) Consolidated
          ---------------------------
EBITDA to (ii) Consolidated Fixed Charges.

         "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic
          ------------------
Subsidiary.

         "Fronting Fee" shall have the meaning set forth in Section 2.6(b).
          ------------

         "Funded Debt" shall mean, with respect to any Person, without
          -----------
duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person,
(e) the principal portion of all obligations of such Person under Capital Leases, (f) the maximum amount of all letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (g) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, (i) obligations of such Person under non-compete agreements, (j) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP, (k) all Indebtedness of others of the type described in clauses (a) through (j) hereof secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (l) all Guaranty Obligations of such Person with respect to Indebtedness of another Person of the type described in clauses (a) through (j) hereof, and (m) all Indebtedness of the type described in clauses (a) through (j) hereof of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer; provided, however, that Funded Debt shall not include
                --------  -------
Indebtedness among the Credit Parties to the extent such Indebtedness would be eliminated on a Consolidated basis.

         "GAAP" shall mean generally accepted accounting principles in effect
          ----
in the United States of America applied on a consistent basis, subject,
                                                               -------
however, in the case of determination of compliance with the financial
-------
covenants set out in Section 5.9 to the provisions of Section 1.3.

         "Government Acts" shall have the meaning set forth in Section 2.20.
          ---------------

         "Governmental Approvals" shall mean all authorizations, consents,
          ----------------------
approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities, including, without limitation, all FCC Licenses and PUC Authorizations.

         "Governmental Authority" shall mean any nation or government, any
          ----------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranty Obligations" shall mean, with respect to any Person, without
          --------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "Guarantor" shall have the meaning set forth in the first paragraph of
          ---------
this Credit Agreement.

         "Guaranty" shall mean the guaranty of the Guarantors set forth in
          --------
Article X.

         "Hedging Agreements" shall mean, with respect to any Person, any
          ------------------
agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate hedging agreements.

         "Immaterial FCC License" shall mean any FCC License that is not
          ----------------------
material to the operation of the Stations and is designated on Schedule 3.24 as
                                                               -------------
an "Immaterial FCC License."

         "Immaterial PUC Authorization" shall mean any PUC Authorization that
          ----------------------------
is not material to the operation of the Stations and is designated on Schedule
                                                                      --------
3.24 as an "Immaterial PUC Authorization."
----

         "Incremental Facility" shall have the meaning set forth in Section
          --------------------
2.4.

         "Indebtedness" shall mean, with respect to any Person, without
          ------------
duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all Capital Lease Obligations of such Person, (i) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP, (j) the maximum amount of all letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (n) obligations of such Person under non-compete agreements.

         "Insolvency" shall mean, with respect to any Multiemployer Plan, the
          ----------
condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA.

         "Insolvent" shall mean being in a condition of Insolvency.
          ---------

         "Intellectual Property" shall mean the Copyrights, Copyright Licenses,
          ---------------------
Patents, Patent Licenses, Trademarks and Trademark Licenses of the Borrower and its Subsidiaries, all goodwill associated therewith and all rights to sue for infringement thereof.

         "Interest Coverage Ratio" shall mean the ratio of (i) Consolidated
          -----------------------
EBITDA to (ii) Consolidated Interest Expense paid or payable in cash during the applicable testing period.

         "Interest Payment Date" shall mean (a) as to any Alternate Base Rate
          ---------------------
Loan, the last Business Day of each March, June, September and December and on the applicable Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period and on the applicable Maturity Date, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, (i) each three (3) month anniversary following the first day of such Interest Period, (ii) the last day of such Interest Period and (iii) on the applicable Maturity Date.

         "Interest Period" shall mean, with respect to any LIBOR Rate Loan,
          ---------------

                  (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the notice of borrowing or notice of conversion given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

                  provided that the foregoing provisions are subject to the
                  --------
                  following:

                         (A) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                         (B) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

                         (C) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

                         (D) any Interest Period in respect of any Loan that would otherwise extend beyond the applicable Maturity Date shall end on the applicable Maturity Date and, further with regard to (1) the Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless the portion of such Term Loans consisting of Alternate Base Rate Loans together with the portion of such Term Loans consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date and (2) Revolving Loans, no Interest Period shall extend beyond any Reduction Date unless the portion of Revolving Loans consisting of Alternate

                  Base Rate Loans together with the portion of Revolving Loans consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with such Reduction Date, is at least equal to the Regularly Scheduled Reduction Amount due on such Reduction Date; and

                         (E) no more than six (6) LIBOR Rate Loans may be in effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

         "Investment" shall mean (a) the acquisition (whether for cash,
          ----------
property, services, assumption of Indebtedness, securities or otherwise) of assets, shares of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation (including any support for a Letter of Credit issued on behalf of such Person) incurred for the benefit of such Person.

         "Issuing Lender" shall mean First Union.
          --------------

         "Issuing Lender Fees" shall have the meaning set forth in Section
          -------------------
2.6(c).

         "Joinder Agreement" shall mean a Joinder Agreement in substantially
          -----------------
the form of Schedule 5.10, executed and delivered by an Additional Credit Party
            -------------
in accordance with the provisions of Section 5.10.

         "Leases" shall mean any leases, licenses, permits, rights of way or
          ------
other interests of the Credit Parties in real property of the Credit Parties related to the Broadcasting Properties.

         "Lender" shall have the meaning set forth in the first paragraph of
          ------
this Credit Agreement.

         "Letters of Credit" shall mean any letter of credit issued by the
          -----------------
Issuing Lender pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

         "Letter of Credit Fee" shall have the meaning set forth in Section
          --------------------
2.6(b).

         "Leverage Ratio" shall mean the ratio of (i) Consolidated Funded Debt
          --------------
to (ii) Consolidated EBITDA.

         "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period
          -----
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page

3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen
        --------  -------
LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR Lending Office" shall mean, initially, the office of each
          --------------------
Lender designated as such Lender's LIBOR Lending Office shown on Schedule 9.2;
                                                                 ------------
and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR Rate" shall mean a rate per annum (rounded upwards, if
          ----------
necessary, to the nearest 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

                  LIBOR Rate =                       LIBOR
                                    ------------------------------------
                                    1.00 - Eurodollar Reserve Percentage

         "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to
          ---------------
which is based on the LIBOR Rate.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
          ----
deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Loan" shall mean a Revolving Loan, a Tranche A Term Loan, a Tranche B
          ----
Term Loan and/or an Additional Loan, as appropriate.

         "LOC Commitment" shall mean the commitment of the Issuing Lender to
          --------------
issue Letters of Credit and with respect to each Lender that has a Revolving Commitment, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC

Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced
                                 ---------------
from time to time in accordance with the provisions hereof.

         "LOC Commitment Percentage" shall mean, for each Lender, the
          -------------------------
percentage identified as its LOC Commitment Percentage on Schedule 2.1(a), as
                                                          ---------------
such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "LOC Committed Amount" shall have the meaning set forth in Section
          --------------------
2.5(a).

         "LOC Documents" shall mean, with respect to any Letter of Credit, such
          -------------
Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

         "LOC Obligations" shall mean, at any time, the sum of (i) the maximum
          ---------------
amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the
                                                                ----
aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "LOC Participant" shall have the meaning set forth in Section 2.5(c).
          ---------------

         "Mandatory Borrowing" shall have the meaning set forth in Section
          -------------------
2.5(e).

         "Material Adverse Effect" shall mean a material adverse effect on (a)
          -----------------------
the business, operations, property, assets (including any Governmental Approvals), condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Credit Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Credit Agreement, any of the Notes or any of the other Credit Documents or any material provision of any of the foregoing or any of the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder; provided, that it is understood and
                                        --------
agreed that the changes in results of operations and financial condition of the Borrower and its Subsidiaries from December 31, 2000 to December 31, 2001 (as reflected in the unaudited financial statements of the Borrower and its Subsidiaries dated December 31, 2001), shall not constitute a "Material Adverse Effect".

         "Material Contract" shall mean (a) the FCC Licenses, (b) the
          -----------------
Affiliation Agreements, (c) those individual Program Contracts involving monetary liability in excess of $1,000,000 per annum, (d) any contract or other agreement, written or oral, of the Borrower or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $1,000,000 per annum and (e) any other contract, agreement, permit or license, written or oral, of the Borrower or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Material FCC License" shall mean any FCC License other than an
          --------------------
Immaterial FCC License, including, without limitation, any FCC License designated as a "Material FCC License" on Schedule 3.24.
                                          -------------

         "Material PUC Authorization" shall mean any PUC Authorization other
          --------------------------
than an Immaterial PUC Authorization, including, without limitation, any PUC Authorization designated as a "Material PUC Authorization" on Schedule 3.24.
                                                              -------------

         "Materials of Environmental Concern" shall mean any gasoline or
          ----------------------------------
petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" shall mean (i) with respect to the Tranche A Term
          -------------
Loan, the Tranche A Term Loan Maturity Date, (ii) with respect to the Tranche B Term Loan, the Tranche B Term Loan Maturity Date and (iii) with respect to Revolving Loans, the Revolving Commitment Termination Date.

         "Moody's" shall mean Moody's Investors Service, Inc.
          -------

         "Multiemployer Plan" shall mean a Plan that is a multiemployer plan as
          ------------------
defined in Section 4001(a)(3) of ERISA.

         "Net Cash Proceeds" shall mean the aggregate cash proceeds received by
          -----------------
the Borrower or any Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) unless and until released to the Borrower or such Subsidiary, amounts held in escrow to be applied as part of the purchase price of any Asset Disposition and (c) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance and any cash released from escrow as part of the purchase price in connection with any Asset Disposition.

         "Network" shall mean any of the National Broadcasting Company, Inc.,
          -------
American Broadcasting Company, Inc., CBS Television Network, Inc., Fox Broadcasting Company, United Paramount Network or the Warner Brothers Network.

         "Note" or "Notes" shall mean the Revolving Notes, the Tranche A Term
          ----      -----
Notes and/or the Tranche B Term Notes, collectively, separately or individually, as appropriate.

         "Notice of Borrowing" shall mean the written notice of borrowing as
          -------------------
referenced and defined in Section 2.1(b)(i).

         "Notice of Conversion/Extension" shall mean the written notice of
          ------------------------------
extension or conversion as referenced and defined in Section 2.11.

         "Obligations" shall mean, collectively, Loans and LOC Obligations.
          -----------

         "Ownership Reports" shall mean with respect to any Television Station
          -----------------
owned by any Credit Party, the report and certifications filed with the FCC pursuant to 47 C.F.R. [sec]73.3615, or any comparable reports filed pursuant to any successor regulation thereto or otherwise required by applicable Communications Law.

         "Parent" shall mean Fisher Communications, Inc., a Washington
          ------
corporation.

         "Parent Pledge Agreement" shall mean the Pledge Agreement dated as of
          -----------------------
the Closing Date executed by the Parent and delivered to the Administrative
Agent.

         "Participant" shall have the meaning set forth in Section 9.6(b).
          -----------

         "Participation Interest" shall mean a participation interest purchased
          ----------------------
by a Lender in LOC Obligations as provided in Section 2.5(c).

         "Patent Licenses" shall mean all agreements, whether written or oral,
          ---------------
providing for the grant by or to a Person of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.
                       -------------

         "Patents" shall mean all letters patent of the United States or any
          -------
other country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions thereof, including, without limitation, any thereof referred to in Schedule
                                                                   --------
3.16 to this Credit Agreement, and (ii) all applications for letters patent of
----
the United States or any other country, now existing or hereafter arising, and all provisionals, divisions, continuations and continuations-in-part and substitutes thereof, including, without limitation, any thereof referred to in
Schedule 3.16 to this Credit Agreement.
-------------

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Acquisition" shall mean an acquisition or any series of
          ---------------------
related acquisitions of the type of business permitted to be engaged in by the Borrower and its Subsidiaries pursuant to Section 6.4 hereof so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto, (b) the Credit Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent that the Credit Parties will be in pro forma compliance with all of the terms and provisions of the financial covenants set forth in Section 5.9, (c) the Administrative Agent, on behalf of the Lenders, shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest in the property acquired and (d) if the total consideration (including, without limitation, assumed liabilities, earnout payments and any other deferred payment) for the business or property acquired in such acquisition or series of related acquisitions exceeds $5,000,000, the Required Lenders shall have approved such acquisition(s); provided that no such approval of the
                                   --------
Required Lenders shall be required if, after giving effect to such acquisition(s) on a pro forma basis consistent with Section 1.3, the Leverage Ratio is less than 3.5 to 1.0.

         "Permitted Investments" shall mean:
          ---------------------

                  (i)      cash and Cash Equivalents;

                  (ii) Investments existing as of the Closing Date and set forth on Schedule 1.1-2;
                  --------------

                  (iii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, business practices consistent with those of the Borrower and its Subsidiaries existing on the Closing Date and prudent industry practices;

                  (iv) Investments in and loans to any Credit Party expressly subordinated in all cases to the Credit Party Obligations pursuant to the terms of the Subordination Agreement;

                  (v) loans and advances to officers, directors and employees in an aggregate amount not to exceed $1,000,000 at any time outstanding;

                  (vi) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (vii) Investments, acquisitions or transactions permitted under Section 6.5(b); and

                  (viii) additional loans, advances and/or Investments of a nature not contemplated by the foregoing clauses hereof, provided that such loans, advances and/or investments made pursuant to this clause
         (viii) shall not exceed an aggregate amount of $2,000,000.

         "Permitted Liens" shall mean:
          ---------------

                  (i) Liens created by or otherwise existing under or in connection with this Credit Agreement or the other Credit Documents in favor of the Lenders;

                  (ii) Liens in favor of a Lender or any affiliate of a Lender hereunder in connection with Hedging Agreements, but only
         (A) to the extent such Liens secure
         obligations under Hedging Agreements with any Lender, or any affiliate of a Lender, (B) to the extent such Liens are on the same collateral as to which the Administrative Agent on behalf of the Lenders also has a Lien, (C) if such Hedging Agreement counterparty and the Lenders shall share pari passu in the collateral subject to such Liens and (D) to the
               ---- -----
         extent such Hedging Agreements are permitted by Section 6.1(d);

                  (iii) Liens securing purchase money indebtedness and Capital Lease Obligations (and refinancings thereof) to the extent permitted under Section 6.1(c); provided, that (A) any such Lien attaches to such property concurrently with or within 30 days after the acquisition thereof and (B) such Lien attaches solely to the property so acquired in such transaction;

                  (iv) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed 60 days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings, provided
                                                                       --------
         that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Subsidiaries with significant operations outside of the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization);

                  (v) statutory Liens such as carriers', warehousemen's, mechanics', materialmen's, landlords', repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

                  (vi) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (vii) deposits to secure leases incurred in the ordinary course of business;

                  (viii) easements, rights of way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; and

                  (ix) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses; provided that such extension,
                                               --------
         renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property).

         "Permitted Parent Debt" shall mean any Indebtedness of the Parent that
          ---------------------
(a) is existing as of the Closing Date and set forth on Schedule 1.1-3 (together
                                                        --------------
with renewals, refinancings or extensions thereof in a principal amount not in excess of the principal amount outstanding as of the date of any such renewal, refinancing or extension) or (b) is incurred after the Closing Date and approved by the Administrative Agent.

         "Permitted Parent Liens" shall mean any Liens securing Permitted Parent
          ----------------------
Debt that (a) are existing as of the Closing Date and set forth on Schedule
                                                                   --------
1.1-4 or (b) granted after the Closing Date and approved by the Administrative
-----
Agent.

         "Person" shall mean an individual, partnership, corporation, limited
          ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Plan" shall mean, at any particular time, any employee benefit plan
          ----
which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "Pledge Agreements" shall mean (i) the Pledge Agreement dated as of the
          -----------------
Closing Date executed by the Borrower and the Guarantors and delivered to the Administrative Agent, (ii) the Parent Pledge Agreement and (iii) any other Pledge Agreement executed by a Credit Party or an Additional Credit Party and delivered to the Administrative Agent, in each case as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

         "Prime Rate" shall have the meaning set forth in the definition of
          ----------
Alternate Base Rate.

         "Program" shall mean any television series or other program produced or
          -------
distributed television release (including any syndicated series or other program regardless of its medium of initial exploitation), in each case whether recorded on film, videotape, audiotape, cassette cartridge, disc or by any other means, method, process or device, whether now known or hereafter developed.

         "Program Contracts" shall mean all contracts for television, film,
          -----------------
programs, music and related audio rights, syndicated series exhibition rights and other similar rights acquired under license agreements.

         "Program Rights" shall mean any right whether arising under Program
          --------------
Contracts or otherwise, to sell, distribute, subdistribute, exhibit, lease, sublease, license, sublicense or otherwise exploit Programs.

         "Program Rights Costs" shall mean the maximum amount which the Borrower
          --------------------
and/or any of its Subsidiaries or its or their co-ventures have furnished or have contractually committed to furnish (whether or not such commitments shall be reflected as an asset or liability on the Consolidated balance sheet of the Borrower) toward the production or acquisition by the Borrower and/or any of its Subsidiaries or its or their co-venturers of any Program Rights with respect to any Program.

         "Programming Amortization Expense" shall mean as at any date of
          --------------------------------
determination, total amortization expense of the Borrower and its Subsidiaries for the period of four (4) immediately preceding consecutive fiscal quarters ending on or prior to such date of determination which is directly attributable to Programs, Program Rights or Program Contracts, determined on a Consolidated basis.

         "Programming Cash Payments" shall mean, for any period, the aggregate
          -------------------------
cash payments actually made by Borrower and its Subsidiaries on a Consolidated basis during such period in respect of Programming Obligations.

         "Programming Obligations" shall mean, as at any date of determination,
          -----------------------
all direct or indirect liabilities (including, but without duplication, any Guaranty Obligations relating to or arising in connection with a Programming Obligation), contingent or otherwise, with respect to Program Contracts, Programs or Program Rights (including, without limitation, all Program Rights Costs) of the Borrower and its Subsidiaries, whether or not reflected on the Consolidated balance sheet of the Borrower and its Subsidiaries.

         "Properties" shall have the meaning set forth in Section 3.10(a).
          ----------

         "PUC" shall mean any state, provincial or other local regulatory agency
          ---
or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any television or radio station or over Persons who own, construct or operate any television or radio station, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in any such jurisdiction.

         "PUC Authorizations" shall mean any application or registration with,
          ------------------
and any validation, exemption, franchise, waiver, approval, order or authorization, consent, license, certificate and permit (other than any building permit) from any PUC.

         "Purchasing Lenders" shall have the meaning set forth in Section
          ------------------
9.6(c).

         "Radio Groups" shall mean Radio Stations that are grouped together for
          ------------
financial reporting purposes, including the "Radio Seattle Group," the "Radio Portland Group," the "Regional Radio Group" and any other set of Radio Stations designated by the Borrower as a group for financial reporting purposes.

         "Radio Station" shall mean all of the radio stations owned and operated
          -------------
by the Borrower and its Subsidiaries (including all radio stations acquired through Permitted Acquisitions);

provided, in the case of a disposition permitted pursuant to the terms hereof, such term shall not include any radio station transferred in connection with such disposition.

         "Recovery Event" shall mean the receipt by the Borrower or any of its
          --------------
Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

         "Reduction Date" shall have the meaning set forth in Section
          --------------
2.7(b)(ii).

         "Register" shall have the meaning set forth in Section 9.6(d).
          --------

         "Regularly Scheduled Reduction Amounts" shall have the meaning set
          -------------------------------------
forth in Section 2.7(b)(ii).

         "Reimbursement Obligation" shall mean the obligation of the Borrower to
          ------------------------
reimburse the Issuing Lender pursuant to Section 2.5(d) for amounts drawn under Letters of Credit.

         "Reorganization" shall mean, with respect to any Multiemployer Plan,
          --------------
the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Reportable Event" shall mean any of the events set forth in Section
          ----------------
4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. [sec]4043.

         "Required Lenders" shall mean Lenders holding in the aggregate not less
          ----------------
than 51% of the sum of (i) all Revolving Loans and LOC Obligations then outstanding at such time plus the aggregate unused Revolving Commitments at such time (treating for purposes hereof in the case of LOC Obligations, in the case of the Issuing Lender, only the portion of the LOC Obligations of the Issuing Lender which is not subject to the Participation Interests of the other Lenders and, in the case of the Lenders other than the Issuing Lender, the Participation Interests of such Lenders in LOC Obligations hereunder as direct Obligations) and (ii) the principal amount of the Term Loans then outstanding at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time,
--------  -------
then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

         "Requirement of Law" shall mean, as to any Person, the Certificate of
          ------------------
Incorporation and By-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" shall mean, (a) as to the Borrower, the
          -------------------
President, the Assistant Secretary or the sole Director or (b) as to any other Credit Party, the Manager, the President or the Assistant Secretary.

         "Restricted Payment" shall mean (a) any dividend or other distribution,
          ------------------
direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding,
(c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding and (d) the payment by the Borrower or any of its Subsidiaries of any management or consulting fee to any Person or of any salary, bonus or other form of compensation to any Person who is directly or indirectly a significant partner, shareholder, owner or executive officer of any such Person, to the extent such salary, bonus or other form of compensation is not included in the corporate overhead of the Borrower or such Subsidiary.

         "Revolving Commitment" shall mean, with respect to each Lender, the
          --------------------
commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced from time to time in
             ---------------
accordance with the provisions hereof.

         "Revolving Commitment Percentage" shall mean, for each Lender, the
          -------------------------------
percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a),
                                                                ---------------
as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Revolving Commitment Termination Date" shall mean February 29, 2008.
          -------------------------------------

         "Revolving Committed Amount" shall have the meaning set forth in
          --------------------------
Section 2.1(a).

         "Revolving Loans" shall have the meaning set forth in Section 2.1.
          ---------------

         "Revolving Note" or "Revolving Notes" shall mean the promissory notes
          --------------      ---------------
of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The
          ---
McGraw Hill Companies, Inc.

         "Security Agreements" shall mean (i) the Security Agreement dated as of
          -------------------
the Closing Date executed by the Borrower and the Guarantors and delivered to the Administrative Agent and (ii) any other Security Agreement executed by a Credit Party or an Additional Credit Party and delivered to the Administrative Agent, in each case as amended, modified or supplemented from time to time in accordance with its terms.

         "Security Documents" shall mean the Security Agreements, the Pledge
          ------------------
Agreements and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and Liens arising thereunder, including, without limitation, UCC financing statements and patent, trademark and copyright filings.

         "Single Employer Plan" shall mean any Plan that is not a Multiemployer
          --------------------
Plan.

         "Specified Sales" shall mean (a) the sale, transfer, lease or other
          ---------------
disposition of inventory, materials and other assets in the ordinary course of business (which in no event shall be deemed to include the sale of all or substantially all of the assets of a Station) and (b) the sale, transfer or other disposition of cash or Cash Equivalents.

         "Stations" shall mean a collective reference to the Television Stations
          --------
and the Radio Stations.

         "Subordination Agreement" shall mean the Subordination Agreement dated
          -----------------------
as of the Closing Date executed by the Credit Parties in favor of the Administrative Agent, pursuant to which the Credit Parties have agreed to subordinate intercompany loans between or among the Credit Parties to the payment in full of the Credit Party Obligations.

         "Subsidiary" shall mean, as to any Person, a corporation, partnership,
          ----------
limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Credit Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Taxes" shall have the meaning set forth in Section 2.19.
          -----

         "Television Station" shall mean all of the television stations owned
          ------------------
and operated by the Borrower and its Subsidiaries (including all television stations acquired through Permitted Acquisitions); provided, in the case of a disposition permitted pursuant to the terms hereof, such term shall not include any television station transferred in connection with such disposition.

         "Term Loans" shall mean, collectively, the Tranche A Term Loans and the
          ----------
Tranche B Term Loans.

         "Trademark License" shall mean any agreement, whether written or oral,
          -----------------
providing for the grant by or to a Person of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 3.16 to this
                                                          -------------
Credit Agreement.

         "Trademarks" shall mean all trademarks, trade names, corporate names,
          ----------
company names, business names, fictitious business names, service marks, elements of package or trade dress of goods or services, logos and other source or business identifiers (other than such items that are of de minimus value), together with the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, any thereof referred to in Schedule 3.16 to this
                                                          -------------
Credit Agreement, and (ii) all renewals thereof including, without limitation, any thereof referred to in Schedule 3.16.
                           -------------

         "Tranche" shall mean the collective reference to (a) LIBOR Rate Loans
          -------
whose Interest Periods begin and end on the same day and (b) Alternate Base Rate Loans made on the same day. A Tranche with respect to LIBOR Rate Loans may sometimes be referred to as a "Eurodollar Tranche".

         "Tranche A Term Loan" shall have the meaning set forth in Section
          -------------------
2.2(a).

         "Tranche A Term Loan Commitment" shall mean, with respect to each
          ------------------------------
Lender, the commitment of such Lender to make its portion of the Tranche A Term Loan in a principal amount equal to such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount.

         "Tranche A Term Loan Commitment Percentage" shall mean, for any Lender,
          -----------------------------------------
the percentage identified as its Tranche A Term Loan Commitment Percentage on
Schedule 2.1(a), as such percentage may be modified in connection with any
---------------
assignment made in accordance with the provisions of Section 9.6(c).

         "Tranche A Term Loan Committed Amount" shall have the meaning set forth
          ------------------------------------
in Section 2.2(a).

         "Tranche A Term Loan Maturity Date" shall mean February 29, 2008.
          ---------------------------------

         "Tranche A Term Note" or "Tranche A Term Notes" shall mean the
          --------------------    ----------------------
promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche A Term Loan provided pursuant to Section 2.2(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "Tranche B Term Loan" shall have the meaning set forth in Section
          -------------------
2.3(a).

         "Tranche B Term Loan Commitment" shall mean, with respect to each
          ------------------------------
Lender, the commitment of such Lender to make its portion of the Tranche B Term Loan in a principal amount equal to such Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount.

         "Tranche B Term Loan Commitment Percentage" shall mean, for any Lender,
          -----------------------------------------
the percentage identified as its Tranche B Term Loan Commitment Percentage on
Schedule 2.1(a), as such percentage may be modified in connection with any
---------------
assignment made in accordance with the provisions of Section 9.6(c).

         "Tranche B Term Loan Committed Amount" shall have the meaning set forth
          ------------------------------------
in Section 2.3(a).

         "Tranche B Term Loan Maturity Date" shall mean February 28, 2010.
          ---------------------------------

         "Tranche B Term Note" or "Tranche B Term Notes" shall mean the
          --------------------    ----------------------
promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche B Term Loan provided pursuant to Section 2.3(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "Transfer Effective Date" shall mean the effective date of any
          -----------------------
Commitment Transfer Supplement.

         "2.19 Certificate" shall have the meaning set forth in Section 2.19.
          ----------------

         "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate
          ----
Loan or LIBOR Rate Loan, as the case may be.

         "Voting Stock" of a corporation, limited liability company or
          ------------
partnership shall mean, at any time, all classes of the Capital Stock or other voting securities of such Person then outstanding and ordinarily entitled to vote in the election of directors (or similar governing authority).

         SECTION 1.2       OTHER DEFINITIONAL PROVISIONS.
                           ------------------------------

                  (a) Unless otherwise specified therein, all terms defined in this Credit Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provision of this Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Credit Agreement unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         SECTION 1.3       ACCOUNTING TERMS.
                           ----------------

         Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited Consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies the Administrative Agent that it wishes
--------
to amend any covenant in Section 5.9 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.9 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.

         For purposes of computing the financial covenants set forth in Section
5.9 for any applicable test period, any Permitted Acquisition or permitted sale of assets (including a stock sale) shall have been deemed to have taken place as of the first day of such applicable test period.


                                   ARTICLE II

                           THE LOANS; AMOUNT AND TERMS

         SECTION 2.1       REVOLVING LOANS.
                           ---------------

                  (a)      Revolving Commitment. During the Commitment Period,
                           --------------------
         subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the
                                                 ---------------
         Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually,
         --------  -------
         the sum of such Lender's share of outstanding Revolving Loans plus such
                                                                       ----
         Lender's LOC Commitment Percentage of LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus LOC Obligations shall not exceed the aggregate Revolving
         ----
         Committed Amount then in effect. For purposes hereof, the aggregate amount of Revolving Loans available hereunder shall be TWENTY-FIVE Million DOLLARS ($25,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.7, the "Revolving
                                                                    ---------
         Committed Amount"). Revolving Loans may consist of Alternate Base Rate
         ----------------
         Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, Revolving Loans made on the
                            --------  -------
         Closing Date or on any of the three Business Days following the Closing Date may only consist of Alternate Base Rate Loans.

                  (b)      Revolving Loan Borrowings.
                           -------------------------

                           (i)      Notice of Borrowing. The Borrower shall
                                    -------------------
                  request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 1:00 P.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is attached
                                             -------------------
                  as Schedule 2.1(b)(i). If the Borrower shall fail to specify
                     ------------------
                  in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof.

                           (ii)     Advances. Each Lender will make its
                                    --------
                  Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  (c)      Repayment. The principal amount of all Revolving
                           ---------
         Loans shall be due and payable in full on the Revolving Commitment Termination Date.

                  (d)      Interest. Subject to the provisions of Section 2.10,
                           --------
         Revolving Loans shall bear interest as follows:

                           (i)      Alternate Base Rate Loans. During such
                                    -------------------------
                  periods as Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and
                            ----

                           (ii)     LIBOR Rate Loans. During such periods as
                                    ----------------
                  Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable
                                                     ----
                  Percentage.

         Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

                  (e)      Revolving  Notes. The Borrower's obligation to pay
                           ----------------
         each Lender's Revolving Loans shall be evidenced by a Revolving Note made payable to such Lender in substantially the form of Schedule
                                                                    --------
         2.1(e).
         ------

         SECTION 2.2       TRANCHE A TERM LOANS.
                           --------------------

                  (a)      Tranche A Term Loan. Subject to the terms and
                           -------------------
         conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Administrative Agent on the Closing Date such Lender's Tranche A Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche A Term Loans") in the aggregate principal
                       --------------------
         amount of FORTY-FIVE MILLION DOLLARS ($45,000,000) (the "Tranche A
                                                                  ---------
         Term Loan Committed Amount") for the purposes hereinafter set forth.
         --------------------------
         The Tranche A Term Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided, however, Tranche A Term Loans made on the Closing
                  --------  -------
         Date may only consist of Alternate Base Rate Loans. Amounts repaid on the Tranche A Term Loans may not be reborrowed.

                  (b)      Repayment of Tranche A Term Loans. The principal
                           ---------------------------------
         amount of the Tranche A Term Loans shall be repaid in twenty (20) consecutive calendar quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

         ------------------------------- ------------------------------------ ------------------------------------
                                            Tranche A Term Loan Principal      Percentage of Tranche A Term Loan
             Principal Amortization             Amortization Payment              Committed Amount Amortized
                 Payment Dates
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2003                       $1,125,000                             2.50%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2003                      $1,125,000                               2.50%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2003                     $1,125,000                               2.50%
         ------------------------------- ------------------------------------ ------------------------------------
               February 29, 2004                     $1,125,000                               2.50%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2004                       $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2004                      $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2004                     $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2005                     $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2005                       $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2005                      $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2005                     $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2006                     $1,687,500                               3.75%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2006                       $2,250,000                               5.00%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2006                      $2,250,000                               5.00%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2006                     $2,250,000                               5.00%
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2007                     $2,250,000                               5.00%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2007                       $4,500,000                              10.00%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2007                      $4,500,000                              10.00%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2007                     $4,500,000                              10.00%
         ------------------------------- ------------------------------------ ------------------------------------
          Tranche A Term Loan Maturity               $4,500,000                              10.00%
                      Date
         ------------------------------- ------------------------------------ ------------------------------------

                  (c)      Interest on the Tranche A Term Loans. Subject to the
                           ------------------------------------
         provisions of Section 2.10, the Tranche A Term Loans shall bear interest as follows:

                           (i)      Alternate Base Rate Loans. During such
                                    -------------------------
                  periods as the Tranche A Term Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and
                                          ----

                           (ii)     LIBOR Rate Loans. During such periods as the
                                    ----------------
                  Tranche A Term Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable
                                                          ----
                  Percentage.

                           Interest on the Tranche A Term Loans shall be payable
                  in arrears on each Interest Payment Date.

                  (d)      Tranche A Term Loan Notes. The Borrower's obligation
                           -------------------------
         to pay each Lender's portion of the Tranche A Term Loan shall be evidenced by a Tranche A Term Loan Note made payable to such Lender in substantially the form of Schedule 2.2(d).
                                   ---------------

         SECTION 2.3       TRANCHE B TERM LOANS.
                           --------------------

                  (a)      Tranche B Term Loan. Subject to the terms and
                           -------------------
         conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Administrative Agent on the Closing Date such Lender's Tranche B Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche B Term Loans") in the aggregate principal
                       --------------------
         amount of EIGHTY MILLION DOLLARS ($80,000,000) (the "Tranche B Term
                                                              --------------
         Loan Committed Amount") for the purposes hereinafter set forth. The
         ---------------------
         Tranche B Term Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided, however, Tranche B Term Loans made on the Closing
                  --------  -------
         Date may only consist of Alternate Base Rate Loans. Amounts repaid on the Tranche B Term Loans may not be reborrowed.

                  (b)      Repayment of Tranche B Term Loans. The principal
                           ---------------------------------
         amount of the Tranche B Term Loans shall be repaid in twenty-eight (28) consecutive calendar quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

         ------------------------------- ------------------------------------ ------------------------------------
             Principal Amortization         Tranche B Term Loan Principal      Percentage of Tranche B Term Loan
                 Payment Dates                  Amortization Payment              Committed Amount Amortized
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2003                           $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2003                          $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2003                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               February 29, 2004                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2004                           $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2004                          $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2004                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2005                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2005                           $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2005                          $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2005                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2006                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2006                           $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2006                          $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2006                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2007                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2007                           $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2007                          $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2007                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               February 29, 2008                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2008                           $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2008                          $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2008                         $200,000                            0.25%
         ------------------------------- ------------------------------------ ------------------------------------

                                      34

         ------------------------------- ------------------------------------ ------------------------------------
             Principal Amortization         Tranche B Term Loan Principal      Percentage of Tranche B Term Loan
                 Payment Dates                  Amortization Payment              Committed Amount Amortized
         ------------------------------- ------------------------------------ ------------------------------------
               February 28, 2009                     $200,000                                0.25%
         ------------------------------- ------------------------------------ ------------------------------------
                  May 31, 2009                       $18,800,000                             23.5%
         ------------------------------- ------------------------------------ ------------------------------------
                August 31, 2009                      $18,800,000                             23.5%
         ------------------------------- ------------------------------------ ------------------------------------
               November 30, 2009                     $18,800,000                             23.5%
         ------------------------------- ------------------------------------ ------------------------------------
          Tranche B Term Loan Maturity               $18,800,000                             23.5%
                      Date
         ------------------------------- ------------------------------------ ------------------------------------

                  (c)      Interest on the Tranche B Term Loans. Subject to the
                           ------------------------------------
         provisions of Section 2.10, the Tranche B Term Loans shall bear interest as follows:

                           (i)      Alternate Base Rate Loans. During such
                                    -------------------------
                  periods as the Tranche B Term Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and
                                          ----

                           (ii)     LIBOR Rate Loans. During such periods as the
                                    ----------------
                  Tranche B Term Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable
                                                          ----
                  Percentage.

                           Interest on the Tranche B Term Loans shall be payable
                  in arrears on each Interest Payment Date.

                  (d)      Tranche B Term Loan Notes. The Borrower's obligation
                           -------------------------
         to pay each Lender's portion of the Tranche B Term Loan shall be evidenced by a Tranche B Term Loan Note made payable to such Lender in substantially the form of Schedule 2.3(d).
                                   ---------------

         SECTION 2.4       INCREMENTAL FACILITIES.
                           ----------------------

         Subject to the terms and conditions set forth herein, the Borrower shall have the right, at any time and from time to time from the Closing Date until the second anniversary of the Closing Date, to incur additional Indebtedness under this Agreement in the form of one or more additional term loan facilities or an increase to the existing Tranche B Term Loan facility (each an "Incremental Facility") by an aggregate amount of up to $25,000,000.
          --------------------
The following terms and conditions shall apply to each Incremental Facility: (a) the loans made under any such Incremental Facility (each an "Additional Loan")
                                                             ---------------
shall constitute Credit Party Obligations and will be secured and guaranteed with the other Loans on a pari passu basis, (b) any such Incremental Facility shall either (i) be in the form of an increase to the existing Tranche B Term Loan facility and shall have the same terms (including interest rate, weighted average life and maturity date) as the existing Tranche B Term Loan facility or
(ii) have (A) a weighted average life to maturity greater than the weighted average life to maturity of the Tranche B Term Loans, (B) a final maturity at least six months longer than the Tranche B Term Loan Maturity Date and

(C) an interest rate margin to be determined at the time such Incremental Facility is made available, (c) any such Incremental Facility shall be entitled to the same voting rights as the existing Loans and shall be entitled to receive proceeds of prepayments on the same basis as comparable Loans, (d) any such Incremental Facility shall be obtained from existing Lenders or from other banks, financial institutions or investment funds, in each case in accordance with the terms set forth below, (e) any such Incremental Facility shall be in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof, (f) the proceeds of any Additional Loan will be used to finance capital expenditures and working capital and other general corporate purposes, including Permitted Acquisitions, (g) the Borrower shall execute such promissory notes as are necessary to reflect the Additional Loans under any such Incremental Facility, (h) the conditions to Extensions of Credit in
Section 4.2 shall have been satisfied and (i) the Agent shall have received from the Borrower updated financial projections and an officer's certificate, in each case in form and substance satisfactory to the Agent, demonstrating that, after giving effect to any such Incremental Facility, the Borrower will be in compliance with the financial covenants set forth in Section 5.9. Participation in any such Incremental Facility hereunder shall be offered first to each of the existing Lenders, but each such Lender shall have no obligation to provide all or any portion of such Incremental Facility. If the amount of the Incremental Facility requested by the Borrower shall exceed the commitments which the existing Lenders are willing to provide with respect to such Incremental Facility, then the Borrower may invite other banks, financial institutions and investment funds reasonably acceptable to the Administrative Agent to join this Agreement as Lenders hereunder for the portion of such Incremental Facility not taken by existing Lenders, provided that such other
                                                    --------
banks, financial institutions and investment funds shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrower may reasonably request. The Administrative Agent is authorized to enter into, on behalf of the Lenders, any amendment to this Agreement or any other Credit Document as may be necessary to incorporate the terms of any new Incremental Facility therein.

         SECTION 2.5       LETTER OF CREDIT SUBFACILITY.
                           ----------------------------

                  (a)      Issuance. Subject to the terms and conditions hereof
                           --------
         and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations
         --------  -------
         shall not at any time exceed TWO MILLION DOLLARS ($2,000,000) (the "LOC
                                                                             ---
         Committed Amount"), (ii) the sum of the aggregate amount of Revolving
         ----------------
         Loans plus LOC Obligations shall not at any time exceed the aggregate
               ----
         Revolving Committed Amount then in effect, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for any lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of
                      --------  -------
         Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension;
         provided, further, that no Letter of Credit, as originally issued or
         --------  -------
         as extended, shall have an expiry date extending beyond the Revolving Commitment Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $100,000. There will be no more than five (5) Letters of Credit outstanding at any time.

                  (b)      Notice and Reports. The request for the issuance of a
                           ------------------
         Letter of Credit shall be submitted to the Issuing Lender at least five
         (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

                  (c)      Participations. Each Lender with a Revolving
                           --------------
         Commitment (each a "LOC Participant") upon issuance of a Letter of
                             ---------------
         Credit shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                  (d)      Reimbursement. In the event of any drawing under any
                           -------------
         Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Administrative Agent. The

          Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the ABR Default Rate. Unless the Borrower shall immediately notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender, in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e)      Repayment with Revolving Loans. On any day on which
                           ------------------------------
         the Borrower shall have requested, or been deemed to have requested, a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that have a Revolving Commitment that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be
                                                  -------------------
         immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Lender's
                                              --- ----
         respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory
                                   ---------------
         Borrowing may not comply with the minimum amount (or integral amount in excess thereof) for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section
         4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that
                                                       --------  -------
         in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable by such Lender to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (f)      Modification, Extension. The issuance of any
                           -----------------------
         supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                  (g)      Uniform Customs and Practices. The Issuing Lender may
                           -----------------------------
         have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the
                                                        ---
         UCP may be incorporated therein and deemed in all respects to be a part thereof.

                  (h)      Designation of Subsidiaries as Account Parties.
                           ----------------------------------------------
         Notwithstanding anything to the contrary set forth in this Agreement, including without limitation Section 2.5(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

         SECTION 2.6       FEES.
                           ----

                  (a)      Commitment Fee. In consideration of the Revolving
                           --------------
         Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders holding Revolving Commitments a commitment fee (the "Commitment Fee") in an amount equal to the
                              --------------
         Applicable Percentage per annum on the average daily unused amount of the aggregate Revolving Committed Amount. For purposes of computation of the Commitment Fee, LOC Obligations shall be considered usage. The Commitment Fee shall be payable quarterly in arrears not later than three (3) Business Days following the last day of each calendar quarter for the prior calendar quarter.

                  (b)      Letter of Credit Fees. In consideration of the LOC
                           ---------------------
         Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "Letter of Credit Fee") equal to the Applicable Percentage per
               --------------------
         annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Borrower agrees to pay to the Issuing Lender, for its own account without sharing by the other Lenders, an additional fronting fee (the "Fronting
                                                                        --------
         Fee") of one-eighth of one percent (1/8%) per annum on the average
         ---
         daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee and the Fronting Fee shall each be payable quarterly in arrears not later than three (3) Business Days following the last day of each calendar quarter for the prior calendar quarter.

                  (c)      Issuing Lender Fees. In addition to the Letter of
                           -------------------
         Credit Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                                                    -------------------

                  (d)      Administrative Fee. The Borrower agrees to pay to the
                           ------------------
         Administrative Agent the annual administrative fee as described in the Agent Fee Letter (the "Administrative Fees").
                                -------------------

         SECTION 2.7       COMMITMENT REDUCTIONS.
                           ---------------------

                  (a)      Voluntary Reductions. The Borrower shall have the
                           --------------------
         right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than five Business Days' prior written notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent; provided that no such
                                                   --------
         reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus LOC Obligations would
                                                 ----
         exceed the aggregate Revolving Committed Amount then in effect. Any such reduction in the Revolving Committed Amount shall be applied to, and serve to reduce, the Regularly Scheduled Reduction Amounts which would otherwise be required under Section 2.7(b)(ii) hereof pro rata as to such amounts.

                  (b)      Mandatory Reductions. (i) On any date that the
                           --------------------
         Revolving Loans are required to be prepaid pursuant to the terms of
         Section 2.8(b) (ii) - (vi), the Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction. Any such reduction in the Revolving Committed Amount shall be applied to, and serve to reduce, the Regularly Scheduled Reduction Amounts which would otherwise be required under Section 2.7(b)(ii) hereof pro rata as to such amounts.

                           (ii) The Revolving Committed Amount shall be automatically permanently reduced by the following amounts on the following dates (each a "Reduction Date"):
                                               --------------

------------------------------- ----------------------------------- ------------------------------------
                                   Amount of Revolving Committed      Percentage of Revolving Committed
     Reduction Dates                     Amount Reduction                     Amount Reduced
------------------------------- ----------------------------------- ------------------------------------
         May 31, 2003                           $625,000                            2.50%
------------------------------- ----------------------------------- ------------------------------------
       August 31, 2003                          $625,000                            2.50%
------------------------------- ----------------------------------- ------------------------------------
      November 30, 2003                         $625,000                            2.50%
------------------------------- ----------------------------------- ------------------------------------
      February 29, 2004                         $625,000                            2.50%
------------------------------- ----------------------------------- ------------------------------------
         May 31, 2004                           $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
       August 31, 2004                          $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
      November 30, 2004                         $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
      February 28, 2005                         $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
         May 31, 2005                           $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
       August 31, 2005                          $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
      November 30, 2005                         $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
      February 28, 2006                         $937,500                            3.75%
------------------------------- ----------------------------------- ------------------------------------
         May 31, 2006                         $1,250,000                            5.00%
------------------------------- ----------------------------------- ------------------------------------
       August 31, 2006                        $1,250,000                            5.00%
------------------------------- ----------------------------------- ------------------------------------
      November 30, 2006                       $1,250,000                            5.00%
------------------------------- ----------------------------------- ------------------------------------
      February 28, 2007                       $1,250,000                            5.00%
------------------------------- ----------------------------------- ------------------------------------
         May 31, 2007                         $2,500,000                           10.00%
------------------------------- ----------------------------------- ------------------------------------
       August 31, 2007                        $2,500,000                           10.00%
------------------------------- ----------------------------------- ------------------------------------
      November 30, 2007                       $2,500,000                           10.00%
------------------------------- ----------------------------------- ------------------------------------
     Revolving                                $2,500,000                           10.00%
------------------------------- ----------------------------------- ------------------------------------
       Commitment
     Termination Date
------------------------------- ----------------------------------- ------------------------------------

                           The foregoing mandatory reduction amounts shall
                  hereinafter be referred to as the "Regularly Scheduled
                                                     -------------------
                  Reduction Amounts".
                  -----------------

                  (c)      Maturity Date. The Revolving Commitment and the LOC
                           -------------
         Commitment shall automatically terminate on the Revolving Commitment Termination Date.

         SECTION 2.8       PREPAYMENTS.
                           -----------

                  (a)      Optional Prepayments. The Borrower shall have the
                           --------------------
         right to prepay Loans in whole or in part from time to time; provided,
                                                                      --------
         however, that (i) each partial prepayment of LIBOR Loans shall be in a
         -------
         minimum principal amount of $2,000,000 and integral multiples of $1,000,000 in excess thereof and (ii) each partial prepayment of Alternate Base Rate Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof. The Borrower shall give five Business Days' irrevocable notice in the case of LIBOR Rate Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable). Subject to the foregoing terms, amounts prepaid under this Section 2.8(a) shall be applied first to Revolving Loans and then pro rata between the Tranche A Term Loans and the Tranche B Term Loans (and within each tranche of Term Loans, to the remaining principal amortization payments with respect to such tranche of Term Loans on a pro rata basis), in each case first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(a) shall be subject to Section 2.18, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be due and payable on any date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the Revolving Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Term Loans may not be reborrowed.

                  (b)      Mandatory Prepayments.
                           ---------------------

                           (i)      Revolving Committed Amount. If at any time
                                    --------------------------
                  after the Closing Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations shall exceed the aggregate Revolving Committed Amount then in effect, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

                           (ii)     Excess Cash Flow. Within ninety (90) days
                                    ----------------
                  after the end of each fiscal year (commencing with the fiscal year ending December 31, 2003), the Borrower shall prepay the Loans in an amount equal to (x) 50% of the Excess Cash Flow earned during such prior fiscal year less (y) the amount of any optional prepayments of the Term Loans or (to the extent accompanied by a reduction in the Revolving Committed Amount) the Revolving Loans during such prior fiscal year. Any payments of Excess Cash Flow shall be applied as set forth in clause (vii) below.

                           (iii)    Asset Dispositions. Promptly following any
                                    ------------------
                  Asset Disposition, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (vii) below); provided,
                                                               --------
                  however, that such Net Cash Proceeds shall not be required to
                  -------
                  be so applied if (A) such Asset Disposition occurs on or after January 1, 2003 and (B) the Borrower delivers to the Administrative Agent a certificate stating that a Credit Party intends to use such Net Cash Proceeds to acquire fixed or capital assets in replacement of the disposed assets within 270 days of the receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested shall be applied to repay the Loans immediately thereafter.

                           (iv)     Debt Issuances. Immediately upon receipt by
                                    --------------
                  any Credit Party of proceeds from any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause
                  (vii) below).

                           (v)      Issuances of Equity. Immediately upon
                                    -------------------
                  receipt by a Credit Party of proceeds from any Equity Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 50% of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause
                  (vii) below).

                           (vi)     Recovery Event. To the extent any Credit
                                    --------------
                  Party receives cash proceeds in connection with a Recovery Event which are not applied in accordance with Section 6.5(a)(ii), immediately following the 270th day occurring after the receipt by such Credit Party of such cash proceeds, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of such cash proceeds not so applied (such prepayment to be applied as set forth in clause (vii) below).

                           (vii)    Application of Mandatory Prepayments. All
                                    ------------------------------------
                  amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations and (B) with respect to all amounts prepaid pursuant to Sections 2.8(b)(ii) through (vi), (1) first to the Term Loans (pro rata between
                                    -----
                  the Tranche A Term Loans and the Tranche B Term Loans) to the remaining amortization payments in inverse order of maturity; provided, however, promptly upon notification thereof, one or more holders of the Tranche B Term Loan may decline to accept a mandatory prepayment under Section 2.8(b)(ii) through (vi) to the extent there are sufficient amounts under the Tranche A Term Loans outstanding to be paid with such prepayment, in which case, such declined payments shall be allocated pro rata among the Tranche A Term Loans and (2) second to the
                                                              ------
                  Revolving Loans (with a corresponding permanent reduction in the Revolving Committed Amount) and (after all Revolving
                  Loans have been repaid) to a cash collateral account in respect of LOC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to
                  Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

         SECTION 2.9       MINIMUM PRINCIPAL AMOUNT OF LOANS AND TRANCHES;
                           -----------------------------------------------
                           LENDING OFFICES.
                           ---------------

                  (a)      Minimum Amounts of Loans. Each Loan which is made as
                           ------------------------
         an Alternate Base Rate Loan shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or, with respect to Revolving Loans, the remaining amount of the Revolving Committed Amount, if less). Each Loan which is made as a LIBOR Rate Loan shall be in a minimum aggregate amount of $2,000,000 and integral multiples of $1,000,000 in excess thereof (or, with respect to Revolving Loans, the remaining amount of the Revolving Committed Amount, if less).

                  (b)      Minimum Amounts of Tranches. All payments and
                           ---------------------------
         prepayments (other than mandatory prepayments) in respect of Revolving Loans and Term Loans shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans and Term Loans comprising any Tranche shall be (i) with respect to Alternate Base Rate Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof, and (ii) with respect to LIBOR Rate Loans, $2,000,000 or a whole multiple of $1,000,000 in excess thereof.

                  (c)      Lending Offices. LIBOR Rate Loans shall be made by
                           ---------------
         each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

         SECTION 2.10      DEFAULT RATE AND PAYMENT DATES.
                           ------------------------------

                  (a) If all or a portion of the principal amount of any Loan which is a LIBOR Rate Loan shall not be paid when due or continued as a LIBOR Rate Loan in accordance with the provisions of Section 2.11 (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount of such Loan shall be converted to an Alternate Base Rate Loan at the end of the Interest Period applicable thereto.

                  (b) (i) If all or a portion of the principal amount of any LIBOR Rate Loan shall not be paid when due, such overdue amount shall bear interest at a rate per annum which is equal to the rate that would otherwise be applicable thereto plus 2%, until the end of the
                                               ----
         Interest Period applicable thereto, and thereafter at a rate per annum which is equal to the Alternate Base Rate plus the sum of the
                                                   ----
         Applicable Percentage then in effect for Alternate Base Rate Loans and 2% (the "ABR Default Rate") or (ii) if any interest payable on the
                  ----------------
         principal amount of any Loan or any fee or other amount, including principal of Alternate Base Rate Loans, payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the ABR Default Rate, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment). Upon the occurrence, and during the continuance, of any other Event of Default hereunder, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate which is (A) in the case of principal, the rate that would otherwise be applicable thereto plus 2% or (B) in the case of interest, fees or other amounts, the ABR
         ----
         Default Rate (after as well as before judgment).

                  (c) Interest on each Loan shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to
                                     --------
         paragraph (b) of this Section 2.10 shall be payable from time to time on demand.

         SECTION 2.11      CONVERSION OPTIONS.
                           ------------------

                  (a) The Borrower may, in the case of Revolving Loans and Term Loans, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans by giving the Administrative Agent at least three Business Days' prior irrevocable written notice of such election. In addition, the Borrower may elect from time to time to convert LIBOR Rate Loans to Alternate Base Rate Loans by giving the Administrative Agent irrevocable written notice by 11:00 a.m. (Charlotte, North Carolina time) one Business Date prior to the proposed date of conversion. A form of Notice of Conversion/Extension is attached as Schedule 2.11. If the date upon which an Alternate Base
                        -------------
         Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be
                                              --------
         converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. LIBOR Rate Loans may only be converted to Alternate Base Rate Loans on the last day of the applicable Interest Period. If the date upon which a LIBOR Rate Loan is to be converted to an Alternate Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan.

                  (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in
         Section 2.11(a); provided, that no LIBOR Rate Loan may be continued as
                          --------
         such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

         SECTION 2.12      COMPUTATION OF INTEREST AND FEES.
                           --------------------------------

                  (a) Interest payable hereunder with respect to any Alternate Base Rate Loan based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other interest and all fees and other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Credit Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

                  (c) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any

         Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         SECTION 2.13      PRO RATA TREATMENT AND PAYMENTS.
                           -------------------------------

                  (a)      Allocation of Payments Before Event of Default. Each
                           ----------------------------------------------
         borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective
                                   --- ----
         Revolving Commitment Percentages of the Lenders. Each payment under this Credit Agreement or any Note shall be applied, first, to any fees
                                                             -----
         then due and owing by the Borrower pursuant to Section 2.6, second, to
                                                                     ------
         interest then due and owing hereunder and under the Notes and, third,
                                                                        -----
         to principal then due and owing hereunder and under the Notes. Each payment on account of any fees pursuant to Section 2.6 shall be made pro rata in accordance with the respective amounts due and owing
         --- ----
         (except as to the Fronting Fees, the Issuing Lender Fees and the Administrative Fees). Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans and on the Term Loans shall be applied to such Loans as directed by the Borrower or otherwise applied in accordance with the terms of Section 2.8(a) hereof. Each optional prepayment on account of principal of the Loans shall be applied in accordance with Section 2.8(a); provided,
                                                                   --------
         that prepayments made pursuant to Section 2.16 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.8(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.19(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on
         Section 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b)      Allocation of Payments After Event of Default.
                           ---------------------------------------------
         Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

                           SECOND, to payment of any fees owed to the
                  Administrative Agent;

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation, reasonable attorneys' and consultants' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                           FOURTH, to the payment of all of the Credit Party
                  Obligations consisting of accrued fees and interest, and including with respect to any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Hedging Agreement is permitted by Section 6.1(d), any fees, premiums and scheduled periodic payments due under such Hedging Agreement and any interest accrued thereon;

                           FIFTH, to the payment of the outstanding principal
                  amount of the Credit Party Obligations and the payment or cash collateralization of the outstanding LOC Obligations, and including with respect to any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Hedging Agreement is permitted by Section 6.1(d), any breakage, termination or other payments due under such Hedging Agreement and any interest accrued thereon;

                           SIXTH, to all other Credit Party Obligations and
                  other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                           SEVENTH, to the payment of the surplus, if any, to
                  whomever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, LOC Obligations and obligations outstanding under the Hedge Agreements (if any) permitted by Section 6.1(d) held by such Lender (and its Affiliates in the case of Hedge Agreement obligations) bears to the aggregate then outstanding Loans, LOC Obligations and obligations outstanding under the Hedge Agreements between any Credit Party and any Lender or any Affiliate of a Lender that are permitted by Section 6.1(d)) of amounts available to be applied pursuant to clauses "FOURTH" and "FIFTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 2.13(b).

         SECTION 2.14      NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.
                           ------------------------------------------------

                  (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

                  (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that such Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

                  (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.14 shall be conclusive in the absence of manifest error.

         SECTION 2.15      INABILITY TO DETERMINE INTEREST RATE.
                           ------------------------------------

         Notwithstanding any other provision of this Credit Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

         SECTION 2.16      ILLEGALITY.
                           ----------

         Notwithstanding any other provision of this Credit Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR

Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Credit Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law to Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such
                                               --------  -------
efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

         SECTION 2.17   REQUIREMENTS OF LAW.
                        -------------------

                (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                        (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any participation therein or any application relating thereto, any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                        (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                        (iii)   shall impose on such Lender any other condition;

         and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or the Letters of Credit or the participations therein or to reduce any amount receivable hereunder or under any Note, then, in any such case, the

         Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans or Letters of Credit. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that such efforts shall not cause the imposition
         --------  -------
         on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

                (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

                (c) The agreements in this Section 2.17 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

         Section 2.18   Indemnity.
                        ---------

         The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) the failure by the Borrower to pay the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) the failure of the Borrower to accept a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) the failure of the Borrower to make any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 2.19   TAXES.
                        -----

                (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.19(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes
                                                          -----
         are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Credit Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to Section 9.6(d) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Credit Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause (i) above, or (x) a certificate in substantially the form of Schedule 2.19
                                   -------------

         (any such certificate, a "2.19 Certificate") and (y) two accurate and
                                   ----------------
         complete original signed copies of Internal Revenue Service Form W-8
         (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Credit Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Credit Agreement and any Note. Notwithstanding anything to the contrary contained in
         Section 2.19(a), but subject to the immediately succeeding sentence,
         (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and
         (y) the Borrower shall not be obligated pursuant to Section 2.19(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.19(b) or
         (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.19, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.19(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

                (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided,
                                                                    --------
         however, that such efforts shall not cause the imposition on such
         -------
         Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

                (d) If the Borrower pays any additional amount pursuant to this Section 2.19 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender shall
                                                 --------
         have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.19, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.19 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.19 to the Borrower or any other party.

                (e) The agreements in this Section 2.19 shall survive the termination of this Credit Agreement and the payment of the Notes and all other amounts payable hereunder.

         SECTION 2.20   INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.
                        --------------------------------------------------

                (a) In addition to its other obligations under Section 2.5, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender and each LOC Participant harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender or such LOC Participant may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
                        ---------------

                (b) As between the Borrower and the Issuing Lender and each LOC Participant, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuing Lender nor any LOC Participant shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit (unless the Issuing Lender or any LOC Participant makes a payment under such Letter of Credit against presentation of a draft or any accompanying document that does not substantially comply with the conditions required in order to draw upon such Letter of Credit); (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender or any LOC

         Participant, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender or any LOC Participant, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuing Lender or such LOC Participant under any resulting liability to the Borrower. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender and each LOC Participant against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender and the LOC Participants shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender and the LOC Participants.

                (d) Nothing in this Section 2.20 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.5(d) hereof. The obligations of the Borrower under this Section 2.20 shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender and the LOC Participants to enforce any right, power or benefit under this Credit Agreement.

                (e) Notwithstanding anything to the contrary contained in this Section 2.20, the Borrower shall have no obligation to indemnify the Issuing Lender or any LOC Participant in respect of any liability incurred by the Issuing Lender or such LOC Participant arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by the Issuing Lender or such LOC Participant), as determined by a court of competent jurisdiction or pursuant to arbitration.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Credit Agreement and to make the Extensions of Credit herein provided for, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

         SECTION 3.1    FINANCIAL CONDITION.
                        -------------------

                (a) (i) The audited Consolidated financial statements of the Parent and its Subsidiaries for the fiscal year ended December 31, 2000, together with the related

         Consolidated statements of income or operations, equity and cash flows for the fiscal year ended on such dates and (ii) the unaudited Consolidated and consolidating balance sheet of the Borrower's television and radio operations for the month ended December 31, 2001, together with the related Consolidated statements of income or operations for the 12 months ended December 31, 2001:

                        (A) were prepared in accordance with GAAP (to the extent applicable) consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                        (B) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof (subject, in the case of the unaudited financial statements, to normal year-end adjustments) and results of operations for the period covered thereby; and

                        (C) show all indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, commitments, and as to the audited Consolidated financial statements, contingent obligations.

                  (b) The eight-year projections of the Borrower and its Subsidiaries have been prepared in good faith based upon reasonable assumptions.

         SECTION 3.2    NO CHANGE.
                        ----------

         Since December 31, 2000, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.3    CORPORATE EXISTENCE.
                        -------------------

         Each of the Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, and (c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification. The jurisdictions in which the Credit Parties as of the Closing Date are organized and qualified to do business are described on Schedule 3.3.
             ------------

         SECTION 3.4    CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.
                        -------------------------------------------------------

         Each of the Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any

Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by any of the Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against any of the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party has been duly executed and delivered on behalf of the applicable Credit Party. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of each such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 3.5    COMPLIANCE WITH LAWS; NO CONFLICT; NO DEFAULT.
                        ---------------------------------------------

                (a) The execution, delivery and performance by each Credit Party of the Credit Documents to which such Credit Party is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval (other than such Governmental Approvals that have been obtained or made and not subject to suspension, revocation or termination) or violate any Requirement of Law relating to such Credit Party, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws, articles of organization, operating agreement or other organizational documents of such Credit Party or any material indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Credit Documents; provided, however, that (A) under Communications Laws
                    --------  -------
         governmental approval may be required prior to (x) the transfer of control of any Credit Party, (y) the assignment of any FCC License or PUC Authorization, (z) the exercise of any voting rights or management authority over any Credit Party to the extent that such exercise constitutes a transfer of control of such Credit Party or an assignment of any FCC License or PUC Authorization, and (B) the exercise by the Administrative Agent or any Lender of any right or remedy under the Credit Documents as described in, or that gives rise to an event described in, clause (A) may require governmental approval.

                (b) Each Credit Party (i) (x) has all Governmental Approvals required by law for it to conduct its business, each of which is in full force and effect, (y) each such Governmental Approval is final and not subject to review on appeal and (z) each such Governmental Approval is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Requirements of Law relating to it or any of its respective properties, in each case except to the extent the failure to obtain such Governmental Approval or failure to comply with such

         Governmental Approval or Requirement of Law could not reasonably be expected to have a Material Adverse Effect.

                (c) None of the Credit Parties is in default under or with respect to any of its Material Contracts or under or with respect to any of its other material Contractual Obligations, or any judgment, order or decree to which it is a party, in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 3.6    NO MATERIAL LITIGATION.
                        -----------------------

         Except as set forth in Schedule 3.6, no litigation, investigation or
                                ------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against any of them or against any of their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.7    INVESTMENT COMPANY ACT; PUHCA.
                        -----------------------------

         None of the Credit Parties (a) is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (b) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

         SECTION 3.8    MARGIN REGULATIONS.
                        ------------------

         No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Credit Parties (a) are not engaged, principally or as one of their important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" "margin stock" within the respective meanings of each of such terms under Regulation U and (b) taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Credit Parties taken as a group does not exceed 25% of the value of their assets.

         SECTION 3.9    ERISA.
                        -----

         Except as set forth in Schedule 3.9, neither a Reportable Event nor an
                                ------------
"accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower, nor any Subsidiary of the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.10   ENVIRONMENTAL MATTERS.
                        ---------------------

                (a) Except to the extent such violation or liability could not reasonably be expected to have a Material Adverse Effect, the facilities and properties owned, leased or operated by any of the Credit Parties (the "Properties") do not contain any Materials of
                              ----------
         Environmental Concern in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to liability under, any Environmental Law.

                (b) Except to the extent such non-compliance or violation could not reasonably be expected to have a Material Adverse Effect, the Properties and all operations of the Credit Parties at the Properties are in compliance, and, to the best of the Credit Parties' knowledge, have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and, to the best of the Credit Parties' knowledge there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the any of the Credit Parties (the "Business"), except to the extent the effects of such
                       --------
         contamination could not reasonably be expected to have a Material Adverse Effect.

                (c) None of the Credit Parties has received any written or actual notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does any of the Credit Parties have knowledge of any such threatened notice.

                (d) To the best of the Credit Parties' knowledge, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

                (e) No judicial proceeding or governmental or administrative action is pending or, to the best of the Credit Parties' knowledge, threatened, under any Environmental Law to which any of the Credit Parties is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

                (f) To the best of the Credit Parties' knowledge, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any of the Credit Parties in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         SECTION 3.11   PURPOSE OF LOANS.
                        ----------------

         The proceeds of the Loans will be used (a) to refinance existing Indebtedness, (b) for capital expenditures, (c) for transaction costs related to the negotiation, execution and delivery of the Credit Documents and (d) for working capital and other general corporate purposes, including Permitted Acquisitions.

         SECTION 3.12   SUBSIDIARIES.
                        ------------

         Set forth on Schedule 3.12 is a complete and accurate list of all
                      -------------
direct and indirect Subsidiaries of the Borrower as of the Closing Date. Information on such Schedule includes the number of shares of each class of Capital Stock or other equity interests outstanding; the number and percentage of outstanding shares of each class of stock owned by the Borrower or any of its Subsidiaries; the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights and the Televisions Stations and Radio Stations owned by such Subsidiary, if any, as of the Closing Date. The outstanding Capital Stock and other equity interests of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents).

         SECTION 3.13   OWNERSHIP.
                        ---------

         Each of the Credit Parties is the owner of, and has good and marketable title to, all of its respective assets, which, together with assets leased or licensed by the Credit Parties, represents all assets individually or in the aggregate material to the conduct of the businesses of the Credit Parties, taken as a whole on the date hereof, and none of such assets is subject to any Lien other than Permitted Liens. Each Credit Party enjoys peaceful and undisturbed possession under all of its leases and all such leases are valid and subsisting and in full force and effect. The Credit Parties have delivered complete and accurate copies of all material leases to the Administrative Agent.

         SECTION 3.14   INDEBTEDNESS.
                        ------------

         Except as otherwise permitted under Section 6.1, the Credit Parties have no Indebtedness.

         SECTION 3.15   TAXES.
                        -----

         Each of the Credit Parties has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or
(ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. None of the Credit Parties is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.16   INTELLECTUAL PROPERTY RIGHTS.
                        ----------------------------

         Each of the Borrower and its Subsidiaries owns, or has the legal right to use, all Intellectual Property necessary for each of them to conduct its business as currently conducted. Set forth on Schedule 3.16 is a list of all
                                              -------------
Intellectual Property owned by each of the Borrower and its Subsidiaries or that the Borrower or any of its Subsidiaries has the right to use, as of the Closing Date. Except as disclosed in Schedule 3.16 hereto, (a) the specified Credit
                             -------------
Party has the right to use the Intellectual Property disclosed in Schedule 3.16
                                                                  -------------
hereto in perpetuity and without payment of royalties, (b) all registrations with and applications to Governmental Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any interest therein, held by any of the Credit Parties to maintain their validity or effectiveness, and (c) there are no restrictions on the direct or indirect transfer of any Contractual Obligation, or any interest therein, held by any of the Credit Parties in respect of such Intellectual Property. None of the Credit Parties is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use such Intellectual Property; no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any of its Subsidiaries know of any such claim; and, to the knowledge of the Borrower or any of its Subsidiaries, the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person. The Credit Parties have recorded or deposited with and paid to the United States Copyright Office, the Register of Copyrights, the Copyrights Royalty Tribunal or other Governmental Authority, all notices, statements of account, royalty fees and other documents and instruments required under the terms and conditions of any Contractual Obligation of the Credit Parties and/or under Title 17 of the United States Code and the rules and regulations issued thereunder (collectively, the "Copyright Act"), and are not liable to any Person for copyright infringement
 -------------
under the Copyright Act or any other law, rule, regulation, contract or license as a result of their business operations.

         SECTION 3.17   SOLVENCY.
                        --------

         The fair saleable value, on a Consolidated basis, of the Credit Parties' assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. None of the Credit Parties (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay such debts as they become due. In executing the Credit Documents and consummating the transactions contemplated thereby, none of the Credit Parties intends to hinder, delay or defraud either present or future creditors or other Persons to which one or more of the Credit Parties is or will become indebted.

         SECTION 3.18   INVESTMENTS.
                        -----------

         All Investments of each of the Credit Parties are Permitted
Investments.

         SECTION 3.19   LOCATION OF COLLATERAL.
                        ----------------------

         Set forth on Schedule 3.19(a) is a list of the Properties of the
                      ----------------
Borrower and its Subsidiaries as of the Closing Date with street address, county and state where located. Set forth on Schedule 3.19(b) is a list of all
                                      ----------------
locations as of the Closing Date where any tangible personal property of the Borrower and its Subsidiaries is located, including county and state where located. Set forth on Schedule 3.19(c) is the chief executive office and
                      ----------------
principal place of business of each of the Borrower and its Subsidiaries as of the Closing Date.

         SECTION 3.20   NO BURDENSOME RESTRICTIONS.
                        --------------------------

         None of the Credit Parties is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.21  LABOR MATTERS.
                       -------------

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Credit Parties as of the Closing Date, other than as set forth in Schedule 3.21 hereto, and none of the Credit Parties has
                -------------
suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in Schedule 3.21
                                                                  -------------
hereto.

         SECTION 3.22   ACCURACY AND COMPLETENESS OF INFORMATION.
                        ----------------------------------------

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Credit Parties in writing to the Administrative Agent or any Lender for purposes of or in connection with this Credit Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to any of the Credit Parties which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Credit Parties furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by or on behalf of the Credit Parties to the Administrative Agent and/or the Lenders.

         SECTION 3.23   MATERIAL CONTRACTS.
                        ------------------

         Schedule 3.23 sets forth a complete and accurate list of all Material
         -------------
Contracts of the Borrower and its Subsidiaries in effect as of the Closing Date. Other than as set forth in Schedule 3.23, each such Material Contract is, and
                           -------------
after giving effect to the transactions contemplated by the Credit Documents will be, in full force and effect in accordance with the terms thereof. The Borrower and its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each such Material Contract (other than Immaterial FCC Licenses and Immaterial PUC Authorizations).

         SECTION 3.24   FCC AND STATION MATTERS.
                        -----------------------

                (a)     Schedule 3.24 correctly sets forth, as of the Closing
                        -------------
         Date, all of the FCC Licenses, PUC Authorizations and Affiliation Agreements held by the Credit Parties which are material to the operation of the Stations and correctly sets forth the termination date, if any, of each such FCC License, PUC Authorization and Affiliation Agreement. To the Credit Parties' knowledge, (i) each Material FCC License was duly and validly issued by the FCC and (ii) each Material PUC Authorization was duly and validly issued by the applicable PUC, in each case pursuant to procedures which comply in all material respects with all Requirements of Law and none of the Credit Parties has any knowledge of the occurrence of any event or the existence of any circumstance which, in the reasonable judgment of any such Credit Party, is likely to lead to modification, restriction or revocation of any Material FCC License or Material PUC Authorization or the termination or non-renewal of any Affiliation Agreement. The Credit Parties have the right to use all FCC Licenses required in the ordinary course of business for the Stations. To the best of the Credit Parties' knowledge, the Material FCC Licenses and Material PUC Authorizations are in full force and effect and the Credit Parties are in substantial compliance therewith and to the best of the Credit Parties' knowledge, the Material FCC Licenses and Material PUC Authorizations do not conflict with the valid rights of others in any way which could reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation, termination, modification or restriction of any Material FCC License or Material PUC Authorization which could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.24, each FCC License or PUC Authorization is held
                  -------------
         by the Credit Party directly operating the Station with respect to which such FCC License or PUC Authorization was issued or assigned.

                (b) Each Credit Party (i) has duly filed in a timely manner all filings relating to Material FCC Licenses and Material PUC Authorizations which are required to be filed by each such Credit Party under Communications Law, (ii) has duly filed in a timely manner all other filings which are required to be filed by each such Credit Party under Communications Law, except such filings with respect to which the failure to file could not reasonably be expected to have a Material Adverse Effect and (iii) is in all material respects in substantial compliance with Communications Law, including, without limitation, the rules and regulations of the FCC relating to the broadcast of television and radio signals.

                (c) None of the Stations (including without limitation, the transmitter and tower sites owned or used by the Credit Parties) violate in any material respect the provisions of any applicable building codes, fire regulations, building restrictions or other governmental ordinances, orders or regulations and each such Station is zoned so as to permit the commercial uses intended by the owner or occupier thereof and there are no outstanding variances (other than permitted variances) or special use permits materially affecting any of the Stations or the uses thereof.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         SECTION 4.1    CLOSING CONDITIONS.
                        ------------------

         This Credit Agreement shall become effective upon, and the obligation of each Lender to make the initial Revolving Loans and the Term Loans on the Closing Date is subject to, the satisfaction of the following conditions precedent:

                (a)     Execution of Credit Agreement and Credit Documents. The
                        --------------------------------------------------
         Administrative Agent shall have received (i) counterparts of this Credit Agreement, executed by a duly authorized officer of each party hereto, (ii) for the account of each Lender with a Revolving Commitment, a Revolving Note, (iii) for the account of each Lender with a Tranche A Term Loan Commitment, a Tranche A Term Note, (iv) for the account of each Lender with a Tranche B Term Loan Commitment, a Tranche B Term Note, (v) counterparts of the Security Agreements and the Pledge Agreements, in each case conforming to the requirements of this Credit Agreement and executed by duly authorized officers of the Credit Parties and the Parent, as applicable and (vi) counterparts of any other Credit Document, executed by the duly authorized officers of the parties thereto.

                (b)     Authority Documents. The Administrative Agent shall
                        -------------------
         have received the following:

                        (i)     Articles of Incorporation. Copies of the
                                -------------------------
                articles of incorporation or other charter documents of the Parent and each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                        (ii)    Resolutions. Copies of resolutions of the board
                                -----------
                of directors of the Parent and each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

                        (iii)   Bylaws. A copy of the bylaws of the Parent and
                                ------
                each Credit Party certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

                        (iv)    Good Standing. Copies of (i) certificates of
                                -------------
                good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (ii) to the extent readily available, a certificate indicating payment of all corporate and other franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                        (v)     Incumbency. An incumbency certificate of each
                                ----------
                Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date, in substantially the form of Schedule 4.1-1 hereto.
                                          --------------

                (c)     Personal Property Collateral. The Administrative
                        ----------------------------
         Agent shall have received, in form and substance satisfactory to the Administrative Agent:

                        (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office and state of incorporation of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                        (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                        (iii) searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent's security interest in the Intellectual Property;

                        (iv) such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent's security interest in the Intellectual Property;

                        (v) all stock certificates, if any, evidencing the Capital Stock pledged to the Administrative Agent pursuant to the Pledge Agreements (or in the case of the Capital Stock of the Borrower, a promise to deliver the same from the party currently in possession thereof, in form reasonably satisfactory to the Administrative Agent), together with duly executed in blank undated stock powers attached or for attachment thereto;

                        (vi) all instruments and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent's security interest in the Collateral;

                        (vii) duly executed consents as are necessary, in the Administrative Agent's sole discretion, to perfect the Lenders' security interest in the Collateral;

                        (viii)  in the case of any personal property
                Collateral located at premises leased by a Credit Party such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent; and

                        (ix) copies of the Affiliation Agreements, Material FCC Licenses, Material PUC Authorizations and other Material Contracts, certified by an officer of such Credit Party as of the Closing Date to be true and correct copies of such documents.

                (d)     Liability and Casualty Insurance. The Administrative
                        --------------------------------
         Agent shall have received copies of insurance policies or certificates of insurance evidencing liability and casualty insurance (including, but not limited to, business interruption insurance) meeting the requirements set forth herein or in the Security Documents. The Administrative Agent shall be named as loss payee on all casualty insurance policies and as additional insured on all liability insurance policies, in each case for the benefit of the Lenders.

                (e)     Fees. The Administrative Agent and Bank of America shall
                        ----
         have received all fees, if any, owing pursuant to the Fee Letters and
         Section 2.6.

                (f)     Litigation. There shall not exist any material pending
                        ----------
         or threatened litigation, investigation, bankruptcy, insolvency, injunction, order or claim with respect to the Parent, the Borrower or any of their respective Subsidiaries, or affecting or relating to this Credit Agreement and the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

                (g)     Solvency Certificate. The Administrative Agent shall
                        --------------------
         have received an officer's certificate prepared by the chief financial officer of the Borrower as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Schedule 4.1-2 hereto.
                                                 --------------

                (h)     Account Designation Letter. The Administrative
                        ----------------------------
         Agent shall have received the executed Account Designation Letter in the form of Schedule 1.1-1 hereto.
                        --------------

                (i)     Corporate Structure. The corporate capital and ownership
                        -------------------
         structure of the Credit Parties shall be as described in Schedule 3.12.
                                                                  -------------
         The Administrative Agent shall be satisfied with management structure, legal structure, voting control, liquidity, total leverage and total capitalization of the Credit Parties.

                (j)     Government Consent. The Administrative Agent shall have
                        ------------------
         received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with financings and other transactions contemplated hereby have been obtained.

                (k)     Compliance with Laws. The financings and other
                        --------------------
         transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all Communications Law and all applicable securities and banking laws, rules and regulations).

                (l)     Bankruptcy. There shall be no bankruptcy or
                        ----------
         insolvency proceedings with respect to the Parent, the Borrower or any of their respective Subsidiaries.

                (m)     Existing Indebtedness of the Credit Parties. All of the
                        -------------------------------------------
         existing Indebtedness for borrowed money of the Credit Parties (other than Indebtedness permitted to exist pursuant to Section 6.1) shall be repaid in full and all security interests and Liens related thereto shall be terminated on the Closing Date.

                (n)     Financial Statements. The Administrative Agent and the
                        --------------------
         Lenders shall have received copies of the financial statements and information referred to in Section 3.1 hereof, which shall be in form and substance satisfactory to the Administrative Agent.

                (o)     No Material Adverse Change. Since December 31,
                        --------------------------
         2000,   there has been no development or event which has had or
         could reasonably be expected to have a Material Adverse Effect.

                (p)     FCC Matters. (i) All necessary FCC Licenses with respect
                        -----------
         to the Stations owned or operated by the Credit Parties shall be in full force and effect, (ii) any necessary

         PUC Authorizations shall have been obtained and shall be in form and substance satisfactory to the Administrative Agent and (iii) the Credit Parties will be in compliance with any applicable provisions of Section 310(b) of the Communications Act of 1934 concerning foreign ownership and with any other applicable ownership rules under the Communications Act of 1934, including, without limitation, multiple ownership, cross ownership and any other ownership limits.

                (q)     Officer's Certificates. The Administrative Agent shall
                        ----------------------
         have received (i) a certificate, in form and substance satisfactory to the Administrative Agent and certified as accurate by a Responsible Officer, demonstrating compliance by the Borrower and its Subsidiaries as of the Closing Date with the financial covenants contained in
         Section 5.9 hereof and (ii) a closing officer's certificate in form and substance satisfactory to the Administrative Agent.

                (r)     Legal Opinions of Counsel. The Administrative Agent
                        -------------------------
         shall have received (i) an opinion or opinions of counsel for the Credit Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each Credit Party and opinions as to perfection of the Liens granted to the Administrative Agent pursuant to the Security Documents) and (ii) an opinion of FCC counsel to the Credit Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

                (s)     Leverage Ratio. The Leverage Ratio as of the Closing
                        --------------
         Date (calculated using Consolidated Funded Debt as of the Closing Date and projected Consolidated EBITDA as of December 31, 2001), after giving pro forma effect to the initial Extensions of Credit hereunder, shall not exceed 5.25 to 1.0.

                (t)    Revolving Loan Outstandings. The amount of
                       ---------------------------
         Revolving Loans borrowed on the Closing Date shall not exceed
         $6,000,000.

                (u)    Other Debt Instruments. The Administrative Agent shall
                       ----------------------
         have received copies of all agreements and instruments evidencing Indebtedness of the Parent and its Subsidiaries (other than the Credit Parties) and any Liens granted to secure such Indebtedness, (i) which agreements and instruments shall not contain any cross-default (other than direct or indirect cross-defaults related to the bankruptcy of a Credit Party, any material litigation or judgment affecting a Credit Party, the failure of a Credit Party to file a material tax return and the occurrence of a material adverse effect with respect to the Parent and its Subsidiaries take as a whole) or cross-acceleration to the Credit Documents, (ii) which Indebtedness shall be (A) on terms acceptable to the Administrative Agent and (B) non-recourse to the Credit Parties and (iii) which Liens shall not include Liens on any Capital Stock of the Borrower and its Subsidiaries or any assets of the Credit Parties.

                (v)     Fisher Plaza Lease. The Administrative Agent shall
                        ------------------
         have received an executed of, and approved the terms of, the Fisher Plaza Lease.

                (w)     Additional Matters. All other documents and legal
                        -------------------
         matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         SECTION 4.2    CONDITIONS TO ALL EXTENSIONS OF CREDIT.
                        --------------------------------------

         The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

                (a)     Representations and Warranties. The representations and
                        ------------------------------
         warranties made by the Credit Parties in Section 3, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

                (b)     No Default or Event of Default. No Default or Event of
                        ------------------------------
         Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

                (c)     Compliance with Commitments. Immediately after giving
                        ---------------------------
         effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations
                                                         ----
         shall not exceed the Revolving Committed Amount then in effect and (ii) the LOC Obligations shall not exceed the LOC Committed Amount.

                (d)     Additional Conditions to Extensions of Credit. If such
                        ---------------------------------------------
         Extension of Credit is made pursuant to Sections 2.1, 2.2, 2.3, 2.4 or 2.5, all conditions set forth in such Section shall have been satisfied.

                (e)     Additional Conditions to Revolving Loans and Additional
                        -------------------------------------------------------
         Loans Made to Fund Permitted Acquisitions. If a Revolving Loan and/or
         -----------------------------------------
         an Additional Loan is requested to fund a Permitted Acquisition, in addition to the conditions set forth in Section 2.1 and Section 2.4, as applicable, the Borrower shall deliver to the Administrative Agent a compliance certificate attaching pro forma financial and other information with respect to the Borrower and its Subsidiaries (after giving effect to the Permitted Acquisition and the making of the related Revolving Loan and/or Additional Loan), which compliance certificate shall be in form and substance satisfactory to the Administrative Agent.

         Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in subsections (a) through (e) of this Section have been satisfied.


                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Credit Agreement is in effect and until (a) the Commitments have terminated, (b) all Letters of Credit have expired or been surrendered to the Issuing Lender, (c) no Note remains outstanding and unpaid and (d) the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Agent or any Lender hereunder, are paid in full, such Credit Party shall, and shall cause each of its Subsidiaries, to:

         SECTION 5.1    FINANCIAL STATEMENTS.
                        --------------------

         Furnish to the Administrative Agent and each of the Lenders:

                (a)     Annual Financial Statements. As soon as available, but
                        ---------------------------
         in any event within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related Consolidated statements of income and Consolidated statements of cash flows and retained earnings of the Borrower and its Subsidiaries for such year, audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent, and unaudited consolidating balance sheets and statements of income, setting forth in each case in comparative form the figures for the preceding fiscal year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification;

                (b)     Quarterly Financial Statements. As soon as available and
                        ------------------------------
         in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower, a company-prepared Consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such period and related company-prepared Consolidated and consolidating statements of income and Consolidated statements of cash flows and retained earnings for the Borrower and its Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form the figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments);

                (c)     Monthly Financial Statements. As soon as available and
                        ----------------------------
         in any event within thirty (30) days after the end of each calendar month (or (i) with respect to the last calendar month of the first three fiscal quarters of the Borrower, within forty-five (45) days after the end of each such calendar month and (ii) with respect to the last calendar month of the fourth fiscal quarter of the Borrower, within ninety (90) days after the end of such calendar month), a company-prepared balance sheet (unaudited and before any consolidating adjustments) of the Borrower and its Subsidiaries as at the end of such month and related company-prepared statements of income for the Borrower and its Subsidiaries for such month and for the portion of the fiscal year ending with such month, in substantially the same form as the monthly financial statements of the Borrower and its Subsidiaries for the month ended December 31, 2001 (subject to normal recurring year-end audit adjustments);

         all such financial statements delivered pursuant to subsections (a),
         (b) and (c) to fairly present in all material respects the financial condition and results from operations of the entities and for the periods specified and to be prepared in reasonable detail and in accordance with GAAP (subject, in the case of interim statements, to normal recurring year-end audit adjustments) applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in Section 1.3; and

                (d)     Annual Financial Plans. As soon as practicable and in
                        ----------------------
         any event within thirty (30) days after the end of each fiscal year, a Consolidated and consolidating budget and cash flow projections on a monthly basis of the Borrower and its Subsidiaries for such fiscal year, reasonably acceptable to the Agent, such budget to be prepared by the Borrower in a manner consistent with GAAP and to include an operating and capital budget, a summary of the material assumptions made in the preparation of such budget and a breakout by Television Station and Radio Group. Such budget shall be accompanied by a certificate of the chief financial officer of the Borrower to the effect that the budgets and other financial data are based on reasonable estimates and assumptions, all of which are fair in light of the conditions which existed at the time the budget was made, have been prepared on the basis of the assumptions stated therein, and reflect, as of the time so furnished, the reasonable estimate of the Borrower and its Subsidiaries of the budgeted results of the operations and other information budgeted therein.

         SECTION 5.2    CERTIFICATES; OTHER INFORMATION.
                        -------------------------------

         Furnish to the Administrative Agent and each of the Lenders:

                (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                (b) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, a Compliance Certificate;

                (c) within thirty (30) days after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower or the Parent sends to its shareholders;

                (d) within ninety (90) days after the end of each fiscal year of the Borrower, a certificate containing information regarding
         (i) the calculation of Excess Cash Flow and (ii) the amount of all Asset Dispositions, Debt Issuances, and Equity Issuances that were made during the prior fiscal year and amounts received in connection with any Recovery Event during the prior fiscal year;

                (e) promptly upon receipt thereof, a copy or summary of any other report or "management letter" submitted or presented by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person;

                (f) promptly upon their becoming available, copies of (i) all press releases and other statements made available generally by the Borrower to the public concerning material developments in the business of the Borrower and its Subsidiaries, (ii) any non-routine correspondence or official notices received by the Borrower or any of its Subsidiaries from any federal, state or local governmental authority which regulates the operations of the Borrower and its Subsidiaries, and (iii) all Ownership Reports filed with the FCC and all other material reports or documents filed with the FCC or any other Governmental Authority;

                (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission or any successor entity, or with any national securities exchange;

                (h) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) above, (A) an updated copy of Schedule 3.12 if the Borrower or any of its Subsidiaries has
            -------------
         formed or acquired a new Subsidiary since the Closing Date or since
         Schedule 3.12 was last updated, as applicable, (B) an updated copy of
         -------------
         Schedule 3.16 if the Borrower or any of its Subsidiaries has
         -------------
         registered, applied for registration of, acquired or otherwise obtained ownership of any new Intellectual Property since the Closing Date or since Schedule 3.16 was last updated, as applicable, (C) an
                       -------------
         updated copy of Schedule 3.23 if any new Material Contract has been
                         -------------
         entered into since the Closing Date or since Schedule 3.23 was last
                                                      -------------
         updated, as applicable, together with a copy of each new Material

         Contract and (D) an updated copy of Schedule 3.24 if any Credit Party
                                             -------------
         has acquired any new FCC License, obtained any new PUC Authorization or entered into any new Affiliation Agreement (or if the designation of any FCC License or PUC Authorization as material or immaterial has changed) since the Closing Date or since Schedule 3.24 was last
                                                  -------------
         updated, as applicable; and

                (i) promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

         SECTION 5.3    PAYMENT OF TAXES AND OTHER OBLIGATIONS.
                        --------------------------------------

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its taxes (Federal, state, local and any other taxes) and other obligations and liabilities of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such taxes, obligations and liabilities, except when the amount or validity of any such taxes, obligations and liabilities is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties.

         SECTION 5.4    CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.
                        ------------------------------------------------

         Continue to engage in business of the same general type as conducted by it on the Closing Date; preserve, renew and keep in full force and effect its existence and good standing; take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business (including, without limitation, all Material FCC Licenses) and to maintain its goodwill; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 5.5    MAINTENANCE OF PROPERTY; INSURANCE.
                        ----------------------------------

                (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted).

                (b) Maintain with financially sound and reputable insurance companies insurance on all its property (including without limitation its tangible Collateral) in at least such amounts and against at least such risks as are commercially reasonable (including, without limitation, business interruption insurance); and furnish to the Administrative Agent, upon written request, full information as to the insurance carried. The Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, or an additional insured, as applicable, with respect to such insurance policies, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Credit Party or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. The present insurance coverage of the Credit Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 5.5(b).
                                             ---------------

                (c) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed unless such Credit Party shall have reasonably determined that such repair or replacement of the affected Collateral is not economically feasible or is not deemed in the best business interest of such Credit Party.

         SECTION 5.6    INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.
                        ------------------------------------------------------

         Keep proper books of records and accounts in which full, true and correct entries shall be made of all dealings and transactions in relation to its businesses and activities, such entries to be in conformity with GAAP and in conformity with Requirements of Law in all material respects; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time, upon reasonable notice and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Credit Parties with officers and employees of the Credit Parties and with their independent certified public accountants.

         SECTION 5.7    NOTICES.
                        -------

         Promptly (but in no event later than five (5) Business Days (or thirty
(30) days with respect to subsection (d) below) after any Credit Party obtains actual knowledge thereof) give written notice of the following to the Administrative Agent (which shall promptly transmit such notice to each Lender):

                (a)     the occurrence of any Default or Event of Default;

                (b) the occurrence of any default or event of default under any Contractual Obligation of any of the Credit Parties which could reasonably be expected to have a Material Adverse Effect or involve a monetary claim in excess of $2,000,000;

                (c) any litigation, or any investigation or proceeding affecting any of the Credit Parties which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                (d) (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Credit Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

                (e) any notice of any material violation of any Requirement of Law received by any Credit Party from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws or Communications Laws;

                (f) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Credit Party which could reasonably be expected to have a Material Adverse Effect;

                (g) any attachment, judgment, lien, levy or order exceeding $2,000,000 that may be assessed against or threatened against any Credit Party other than Permitted Liens;

                (h) (i) any forfeiture, non-renewal, cancellation, termination, revocation, suspension, impairment or material modification of any Material FCC License held by any Credit Party or any Affiliation Agreement, (ii) any default or forfeiture with respect to any such Material FCC License or Affiliation Agreement, (iii) any hearing designation order concerning any FCC application filed by any Credit Party or any Material FCC License held by any Credit Party, (iv) any refusal by any governmental agency or authority (including, without limitation, the FCC) to renew or extend any such Material FCC License or
        (v) the occurrence of any event or the existence of any circumstances which is likely to lead to the termination or revocation of any Material FCC License or any Affiliation Agreement;

                (i) promptly, and in any event at least 30 days prior to the consummation thereof, any acquisition or series of related acquisitions that will qualify as a Permitted Acquisition if the total consideration (including, without limitation, assumed liabilities, earnout payments and any other deferred payment) for the business or property to be acquired in such acquisition or series of related acquisitions exceeds $2,000,000; and

                (j) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect.

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

         SECTION 5.8    ENVIRONMENTAL LAWS.
                        ------------------

                (a) Comply in all material respects with all applicable Environmental Laws and obtain and comply in all material respects with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

                (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect.

                (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Credit Parties or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

         SECTION 5.9    FINANCIAL COVENANTS.
                        -------------------

         Commencing on the day immediately following the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following financial covenants:

                (a)     Leverage Ratio.  At all times, the Leverage Ratio during
                        --------------
         the following periods shall be less than or equal to the ratios corresponding to such periods:

----------------------------------------------------------------
                            Period                Maximum Ratio
----------------------------------------------------------------
Closing Date through September 29, 2002            5.75 to 1.0
September 30, 2002 through December 30, 2002       5.25 to 1.0
December 31, 2002 through June 29, 2003            4.50 to 1.0
June 30, 2003 through December 30, 2003            4.00 to 1.0
December 31, 2003 through June 29, 2004            3.50 to 1.0
June 30, 2004 and thereafter                       3.00 to 1.0
----------------------------------------------------------------

        (b)     Interest Coverage Ratio.  At all times,  the Interest
                -----------------------
 Coverage Ratio during the following periods shall be greater than or equal to the ratios corresponding to such periods:

----------------------------------------------------------------
                            Period                Minimum Ratio
----------------------------------------------------------------
Closing Date through September 29, 2002            2.25 to 1.0
September 30, 2002 through June 29, 2003           2.50 to 1.0
June 30, 2003 through June 29, 2004                2.75 to 1.0
June 30, 2004 and thereafter                       3.00 to 1.0
----------------------------------------------------------------

                (c)     Fixed Charge Coverage Ratio.  At all times,  the Fixed
                        ---------------------------
         Charge Coverage Ratio shall be greater than or equal to 1.15 to 1.0.

                (d)   Consolidated Capital Expenditures.  Consolidated Capital
                      ---------------------------------
         Expenditures made in cash by the Credit Parties shall not exceed $5,000,000 in any fiscal year.

         SECTION 5.10   ADDITIONAL GUARANTORS.
                        ---------------------

         The Credit Parties will cause each of their Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a "Guarantor" hereunder by way of execution of a Joinder Agreement. The guaranty obligations of any such Additional Credit Party shall be secured by, among other things, all of the tangible and intangible assets of the Additional Credit Party and a pledge of 100% of the Capital Stock of its Domestic Subsidiaries and 65% of the voting Capital Stock and 100% of the non-voting Capital Stock of its first-tier Foreign Subsidiaries to the extent that such pledge is permissible under applicable law, and a pledge by the Borrower or other Credit Party which is the owner of the Capital Stock in such Additional Credit Party of 100% of such Capital Stock.

         SECTION 5.11   COMPLIANCE WITH LAW.
                        -------------------

         Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.12   PLEDGED ASSETS.
                        --------------

                (a) Each Credit Party will, and will cause each of its Subsidiaries to, cause 100% of the Capital Stock of each of its direct or indirect Domestic Subsidiaries and 65% of the voting Capital Stock and 100% of the non-voting Capital Stock of each of its first-tier Foreign Subsidiaries to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request.

                (b) If, subsequent to the Closing Date, a Credit Party shall acquire any securities, instruments, chattel paper or other personal property required for perfection to be delivered to the Administrative Agent as Collateral hereunder or under any of the Security Documents, the Borrower shall promptly (and in any event within three (3) Business
         Days) after such acquisition notify the Administrative Agent of same. Each Credit Party shall, and shall cause each of its Subsidiaries to, take such action at its own expense as may be necessary or otherwise requested by the Administrative Agent (including, without limitation, any of the actions described in Section 4.1(c) hereof) to ensure that the Administrative Agent has a first priority perfected Lien to secure the Credit Party Obligations in (i) all personal property of the Credit Parties located in the United States and (ii) to the extent deemed to be material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion, all other personal property of the Credit Parties, subject in each case only to Permitted Liens. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Documents.

         SECTION 5.13   HEDGING AGREEMENTS.
                        ------------------

         Within 90 days following the Closing Date, the Borrower shall cause at least 50% of the outstanding principal of the Term Loans to be hedged for a period of at least 2 years at fixed rates pursuant to Hedging Agreements with a counterparty and on terms acceptable to the Administrative Agent.

         SECTION 5.14   COVENANTS REGARDING PATENTS, TRADEMARKS AND COPYRIGHTS.
                        ------------------------------------------------------

                (a) The Borrower shall notify the Administrative Agent promptly if it knows or has reason to know that any application, letters patent or registration relating to any Patent, Patent License, Trademark or Trademark License of the Borrower or any of its Subsidiaries may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Borrower's or any of its Subsidiary's ownership of any Patent or Trademark, its right to patent or register the same, or to enforce, keep and maintain the same, or its rights under any Patent License or Trademark License.

                (b) The Borrower shall notify the Administrative Agent promptly after it knows or has reason to know of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court) regarding any Copyright or Copyright License of the Borrower or any of its Subsidiaries, whether (i) such Copyright or Copyright License may become invalid or unenforceable prior to its expiration or termination, or (ii) the Borrower's or any of its Subsidiary's ownership of such Copyright, its right to register the same or to enforce, keep and maintain the same, or its rights under such Copyright License, may become affected.

                (c)     (i)     The Borrower shall promptly notify the
         Administrative Agent of any filing by the Borrower or any of its Domestic Subsidiaries, either itself or through any agent, employee, licensee or designee (but in no event later than the fifteenth day following such filing), of any application for registration of any Intellectual Property with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof.

                        (ii) Concurrently with the delivery of quarterly and annual financial statements of the Borrower pursuant to
                Section 5.1 hereof, the Borrower shall provide to the Administrative Agent and its counsel a complete and correct list of all new Intellectual Property owned by or licensed to the Borrower or any of its Domestic Subsidiaries with respect to which the Administrative Agent has not filed a notice of grant of security interest with the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, as applicable.

                        (iii) Upon request of the Administrative Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in the Intellectual Property and the general intangibles (including goodwill) related thereto or represented thereby.

                (d) The Borrower and its Subsidiaries will take all necessary actions, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain each item of Intellectual Property of the Borrower and its Subsidiaries, including, without limitation, payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                (e) In the event that any Credit Party becomes aware that any Intellectual Property is infringed, misappropriated or diluted by a third party in any material respect, the Borrower shall notify the Administrative Agent promptly after it learns thereof and shall, unless the Borrower or the relevant Subsidiary, as the case may be, shall reasonably determine that such Intellectual Property is not material to the business of the Borrower and its Subsidiaries taken as a whole, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Borrower or such Subsidiary, as the case may be, shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

         SECTION 5.15   LEASES; LANDLORD CONSENT LETTERS.
                        --------------------------------

         The Credit Parties shall maintain and cause the renewal of all material Leases (or other material leases, licenses, permits, rights of way or other interests in real property or contractual rights which, for purposes of this
Section 5.15, shall be deemed to be within the definition of Leases) on which any tower, transmitter, satellite, microwave relay or other property used or useful in connection with the Broadcast Properties or the television and/or radio broadcasting business of any Credit Party is located in full force and effect and timely pay by the due date thereof all rentals, fees and expenses related thereto. In the event that any such Lease is terminated, canceled or not renewed, each Credit Party agrees to take such action, including entering into a substitute Lease, as may be reasonably required to enable such Credit Party's television and/or radio broadcasting business to continue in substantially the same manner as such business was being conducted and operated prior to the termination, cancellation or non-renewal of such Lease, and further agrees to notify the Administrative Agent of all action taken with respect thereto. For purposes of this Section 5.15, "material" shall be determined in the reasonable discretion of the Administrative Agent.

         SECTION 5.16   DEPOSIT AND SECURITIES ACCOUNTS.
                        -------------------------------

         The Credit Parties shall maintain each of their deposit and securities accounts with (a) a Lender or (b) a financial institution that has entered into an account control agreement in form and substance satisfactory to the Administrative Agent.

         SECTION 5.17   FISHER PLAZA LEASE.
                        ------------------

         One or more Credit Parties shall continue to lease a portion of Fisher Plaza during 2002 and 2003 in accordance with the terms of the Fisher Plaza Lease as in effect on the Closing Date.

         SECTION 5.18   WHOLLY-OWNED SUBSIDIARIES.
                        -------------------------

         Each Subsidiary of a Credit Party (other than a Subsidiary that is a joint venture permitted by the terms of this Credit Agreement) shall be wholly-owned by such Credit Party.

         SECTION 5.19   POST-CLOSING REQUIREMENT.
                        ------------------------

         The Borrower shall promptly (and in any event within 30 days after the Closing Date) deliver to the Administrative Agent copies of certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate

Governmental Authorities of each state (other than its state of incorporation or organization) in which such Credit Party is qualified to do business.

                              ARTICLE VI

                          NEGATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Credit Agreement is in effect and until (a) the Commitments have terminated, (b) all Letters of Credit have expired or been surrendered to the Issuing Lender, (c) no Note remains outstanding and unpaid and (d) the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Agent or any Lender hereunder, are paid in full, such Credit Party shall, and shall cause each of its Subsidiaries, to comply with the following covenants:

         SECTION 6.1    INDEBTEDNESS.
                        ------------

         The Credit Parties will not contract, create, incur, assume or permit to exist any Indebtedness, except:

                (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

                (b) Indebtedness existing as of the Closing Date as referenced in the financial statements referenced in Section 3.1(a) (and set out more specifically in Schedule 6.1(b)) hereto and
                                           ---------------
         renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                (c) Indebtedness incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset, and renewals, refinancings or extensions thereof in a principal amount not in excess of the principal amount outstanding as of the date of any such renewal, refinancing or extension; provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; and (ii) the total amount of all such Indebtedness shall not exceed $2,000,000 at any time outstanding;

                (d) Indebtedness and obligations owing under Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                (e) Indebtedness and obligations of Credit Parties owing under documentary letters of credit for the purchase of goods or other merchandise (but not under standby, direct pay or other letters of credit except for the Letters of Credit hereunder) generally;

                (f) unsecured Indebtedness owing by a Credit Party to another Credit Party; provided that any such Indebtedness shall be
                               --------
         fully subordinated to the Credit Party Obligations pursuant to the terms of the Subordination Agreement; and

                (g) other unsecured Indebtedness of Credit Parties which does not exceed $2,500,000 in the aggregate at any time outstanding.

         SECTION 6.2    LIENS.
                        -----

         The Credit Parties will not contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens. Notwithstanding the foregoing, if a Credit Party shall grant a Lien on any of its assets in violation of this Section 6.2, then it shall be deemed to have simultaneously granted an equal and ratable Lien on any such assets in favor of the Administrative Agent for the benefit of the Lenders, to the extent such a Lien has not already been granted to the Administrative Agent.

         SECTION 6.3    GUARANTY OBLIGATIONS.
                        --------------------

         The Credit Parties will not enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith, (ii) guaranties given by the Borrower or any of its Subsidiaries or by the Borrower or any of its Subsidiaries in favor of the Borrower or any such Subsidiary in connection with obligations not constituting Indebtedness including real property leases and other contracts entered into in the ordinary course of business and (iii) Guaranty Obligations by the Credit Parties permitted under Section 6.1 (except, as regards Indebtedness under subsection (b) thereof, only if and to the extent such Indebtedness was guaranteed on the Closing Date).

         SECTION 6.4    NATURE OF BUSINESS.
                        ------------------

         The Credit Parties will not alter the character of their business in any material respect from that conducted as of the Closing Date.

         SECTION 6.5    CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.
                        ------------------------------------------------------

         No Credit Party shall:

                (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                        (i)     Specified Sales;

                        (ii) the disposition of property or assets as a result of a Recovery Event to the extent the net proceeds therefrom are used to repay Loans pursuant to Section 2.8(b) or repair or replace damaged property or to purchase or otherwise acquire new assets or property, provided that such
                                                          --------
                purchase or acquisition is consummated within 270 days of such receipt;

                        (iii) the sale, lease or transfer of property or assets from a Credit Party to another Credit Party (including the liquidation or consolidation of any Credit Party (other than the Borrower) into another Credit Party);

                        (iv) the sale of the Television Stations WFXG-TV in Augusta, Georgia and WXTX-TV located in Columbus, Georgia;

                        (v) the contribution of certain assets by the Television Station KIDK-TV in Idaho Falls, Idaho to a joint venture (or similar entity or arrangement) with the American Broadcasting Company, Inc. affiliate located in Idaho Falls, Idaho on terms acceptable to the Administrative Agent; provided that the Administrative Agent, on behalf of the
                --------
                Lenders, shall be granted a security interest in, or Lien on, the equity or contractual interests held by the Credit Parties in such joint venture (or similar entity or arrangement) on terms acceptable to the Administrative Agent; and

                        (vi) the sale of two (2) parcels of real property in Coos Bay, Oregon following the relocation of Station KCBY to its new studio;

         provided, that, (A) with respect to clauses (i) and (ii) above (other
         --------
         than Specified Sales consisting of trade-ins of vehicles or equipment), at least 75% of the consideration received therefor by the applicable Credit Party shall be in the form of cash or Cash Equivalents and (B) with respect to clause (iv) above, 100% of the consideration received therefor by the applicable Credit Party shall be in the form of cash or Cash Equivalents; or

                (b) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, property and equipment in the ordinary course of business, except as otherwise limited or prohibited herein), or enter into any transaction of merger or consolidation, except for (i) Investments or acquisitions permitted pursuant to Section 6.6, (ii) Permitted Acquisitions and (iii) the merger or consolidation of the Borrower or one of its Subsidiaries with and into a Credit Party; provided that if the Borrower is a party thereto, the Borrower will be
         --------
         the surviving corporation.

         SECTION 6.6    ADVANCES, INVESTMENTS AND LOANS.
                        -------------------------------

         The Credit Parties will not lend money or extend credit or make advances to any Person, or purchase or acquire any Capital Stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person except for Permitted Investments.

         SECTION 6.7    TRANSACTIONS WITH AFFILIATES; ALLOCATION OF OVERHEAD.
                        ----------------------------------------------------

                (a) The Credit Parties will not enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate, except that any Credit Party may (i) lease or continue to lease all or a portion of Fisher Plaza from Fisher Media Services Company so long as (A) the rent and other fees and expenses due and payable pursuant to such lease during 2002 and 2003 comply with the terms of Section 5.17 and (B) the rent and other fees and expenses due and payable pursuant to such lease after 2003 do not exceed the Fair Market Rental Rate for such portion of Fisher Plaza; (ii) continue to provide technology services to Affiliates on a direct-cost basis; and (iii) in addition to those transactions permitted under clauses (i) and (ii), enter into other transactions with Affiliates which are not arms' length transactions so long as the value of such transactions does not exceed $250,000 in any calendar year.

                (b) The Parent and the Credit Parties will not modify in any material respect the allocation of overhead between or among the Parent and its Subsidiaries (other than the Credit Parties) and the Borrower and its Subsidiaries from the manner in which such overhead is allocated as of the Closing Date.

         SECTION 6.8    OWNERSHIP OF SUBSIDIARIES; RESTRICTIONS.
                        ---------------------------------------

         The Credit Parties will not create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof. The Credit Parties will not sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of its Subsidiaries, nor will they permit any of their Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Capital Stock or other equity interests, except in a transaction permitted by Section 6.5(a).

         SECTION 6.9    FISCAL YEAR; ORGANIZATIONAL DOCUMENTS; MATERIAL
                        -----------------------------------------------
                        CONTRACTS.
                        ---------

         The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year. None of the Credit Parties will amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) or operating agreement in any respect adverse to the Lenders without the prior written consent of the Required Lenders. None of the Credit Parties will, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.10   LIMITATION ON RESTRICTED ACTIONS.
                        --------------------------------

         The Credit Parties will not, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), provided that any such
                                                  --------
restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (iv) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction
                                         --------
contained therein relates only to the asset or assets subject to such Permitted Lien.

         SECTION 6.11   RESTRICTED PAYMENTS.
                        -------------------

         The Credit Parties will not, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to the Borrower (directly or indirectly through its Subsidiaries), and (c) to make cash dividends or other distributions so long as the Leverage Ratio (as set forth in the most recent officer's certificate delivered pursuant to Section 5.2(b)) is less than or equal to 3.50 to 1.0 both before and after giving pro forma effect thereto and no Default or Event of Default shall have occurred and be continuing both before and after giving pro forma effect thereto; provided that the Borrower may make a
                                           --------
cash dividend payment to the Parent on or immediately after the Closing Date without complying with the requirements set forth in this subsection (c) so long as (i) such dividend payment does not exceed $127,573,101.63 and (ii) the proceeds of such dividend payment are used by the Parent to repay or refinance existing Indebtedness.

         SECTION 6.12   PREPAYMENTS OF INDEBTEDNESS, ETC.
                        --------------------------------

         The Credit Parties will not, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness or to the Lenders, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

         SECTION 6.13   SALE LEASEBACKS.
                        ---------------

         The Credit Parties will not, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Credit Party has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or (b) which any Credit Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Credit Party to another Person which is not another Credit Party in connection with such lease.

         SECTION 6.14   NO FURTHER NEGATIVE PLEDGES.
                        ---------------------------

         The Credit Parties will not enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents and (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), provided that any such
                                                  --------
restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and (c) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any
                                                            --------
such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         SECTION 6.15   FCC LICENSES.
                        ------------

         On or after the 90/th/ day following the Closing Date, the Borrower shall not directly own or hold any FCC License.

         SECTION 6.16   ACTIVITIES OF THE PARENT.
                        ------------------------

         The Parent shall not (a) hold or incur any Indebtedness (other than Permitted Parent Debt), (b) grant any Liens (other than Permitted Parent Liens) upon any of its properties or assets or (c) engage in any operations, business or activity other than (i) holding the Capital Stock of its Subsidiaries, (ii) issuing its Capital Stock and making dividends and other distributions on its Capital Stock, and (iii) administrative activities in the ordinary course of business.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

         SECTION 7.1    EVENTS OF DEFAULT.
                        -----------------

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                                     ----------------

                (a)     Payment Default. The Borrower shall fail to pay any
                        ---------------
         principal on any Loan or Note when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms thereof or hereof; or the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Note or any fee or other amount payable hereunder when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms thereof or hereof and such failure shall continue unremedied for three
         (3) Business Days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder).

                (b)     Misrepresentation. Any representation or warranty made
                        -----------------
         or deemed made herein, in the Security Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Credit Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made.

                (c)     Covenant Default. (i) Any Credit Party shall fail to
                        ----------------
         perform, comply with or observe any term, covenant or agreement applicable to it contained in Sections 5.1, 5.2, 5.4, 5.7, 5.9, 5.11,
         5.13 or Article VI hereof; (ii) the Parent shall violate the terms of Sections 6.7(b) or 6.16, or (iii) any Credit Party shall fail to comply with any other covenant, contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) and (ii) above), and such breach or failure to comply is not cured within thirty (30) days of its occurrence, or if such breach is curable but cannot be cured within thirty (30) days, then the Borrower has commenced to cure the breach within thirty (30) days, diligently pursues such cure thereafter and completes such cure within sixty (60) days.

                (d)     Debt Cross-Default. Any Credit Party shall (i) default
                        ------------------
         in any payment of principal of or interest on any Indebtedness (other than the Loans, Reimbursement Obligations and the Guaranty) in a principal amount outstanding of at least $1,000,000 for the Borrower and any of its Subsidiaries in the aggregate beyond any applicable grace period (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans, Reimbursement Obligations and the Guaranty) in a principal amount outstanding of at least $1,000,000 in the aggregate for the Borrower and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity.

                (e)     Other Cross-Defaults. The Borrower or any of its
                        --------------------
         Subsidiaries shall default in (i) the payment when due under any Material Contract or (ii) in the performance or observance of any obligation or condition of any Material Contract and such failure to perform or observe such other obligation or condition continues unremedied for a period of thirty (30) days after notice of, or knowledge of the Borrower or any of its Subsidiaries of, the occurrence of such default unless, but only as long as, the existence of any such default is being contested by the Borrower or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Borrower or such Subsidiary to the extent required by GAAP.

                (f)     Bankruptcy Default. (i) The Parent, the Borrower or any
                        ------------------
         of the Borrower's Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to have it judged bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Parent, the Borrower or any of the Borrower's Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Parent, the Borrower or any of the Borrower's Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Parent, the Borrower or any of the Borrower's Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii) or (iii) above; (v) the Parent shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) the Borrower and its Subsidiaries on a consolidated basis shall generally not, or shall be unable to, or shall admit in writing their inability to, pay their debts as they become due.

                (g)     Judgment Default. One or more judgments, orders, decrees
                        ----------------
         or arbitration awards shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $500,000 or more and all such judgments, orders, decrees or arbitration awards shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof.

                (h)     ERISA Default.  (i) Any Person shall engage in any
                        -------------
         "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower, any of its Subsidiaries or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, is reasonably likely to have a Material Adverse Effect.

                (i)     Change of Control.  A Change of Control shall have
                        -----------------
                        occurred.

                (j)     Failure of Credit Documents.  This Credit Agreement
                        ---------------------------
         (including the Guaranty) or any other Credit Document or any provision hereof or thereof shall cease to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby, or any Credit Party or any Person acting by or on behalf of any Credit Party shall deny or disaffirm such Person's obligations under this Credit Agreement or any other Credit Document.

                (k)     Hedging Agreement. Any termination payment shall be due
                        -----------------
         by a Credit Party under any Hedging Agreement and such amount is not paid within the later to occur of five (5) Business Days after the due date thereof or the expiration of grace periods, if any, in such Hedging Agreement.

                  (l)      Loss of License or Consent. Any Material FCC License
                           --------------------------
         or Material PUC Authorization of the Borrower or any of its Subsidiaries shall be revoked, suspended, canceled, otherwise terminated or fail to be renewed.

                  (m)      Interruption of Network Programs. Any refusal or
                           --------------------------------
         failure by any Network under any Affiliation Agreement or its affiliates to offer or deliver to the Borrower or any of its Subsidiaries network programs, or any interruption in the delivery of such network programs, as the result of any default by the Borrower or any of its Subsidiaries under the Affiliation Agreement; and any termination or failure to renew (together with the failure by the Network to provide service in accordance with such terminated or expired Affiliation Agreement), or any failure or refusal by the Network to provide service under, the Affiliation Agreement or any successor agreement, if such agreement is not replaced within 60 days of such termination or expiration by a new affiliation agreement with another Network reasonably acceptable to the Required Lenders or service is not resumed within 60 days, as applicable.

                  (n)      Interruption of Broadcasting. Any Station shall cease
                           ----------------------------
         broadcasting for a period of 30 days or more, except to the extent the earnings from such Station are adequately covered by business interruption insurance during such period or if other television stations or radio stations, as applicable, operating in the same market as such Station shall also have ceased to broadcast during such period.

         SECTION 7.2       ACCELERATION; REMEDIES.
                           ----------------------

         Upon the occurrence and during the continuation of an Event of Default, then, and in any such event, (a) if such event is an Event of Default specified in Section 7.1(f) above, (i) automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and the Borrower shall immediately pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit in an amount equal to the maximum amount which may be drawn under Letters of Credit then outstanding and (ii) the Administrative Agent may exercise on behalf of the Lenders all of its other rights and remedies under this Credit Agreement, the other Credit Documents and applicable law, (b) if such event is any other Event of Default, subject to the terms of Section 8.5, with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, take any or all of the following actions: (i) by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) by notice of default to the Borrower declare the Loans (with accrued interest thereon) and all other amounts owing under this Credit Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit in an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable; and/or (iii) exercise on behalf of the

Lenders all of its other rights and remedies under this Credit Agreement, the other Credit Documents and applicable law, and (c) the Administrative Agent shall have the right to hire, at the expense of the Credit Parties, one or more consultants and the Credit Parties agree to cooperate with such consultants. Except as expressly provided above in this Section 7.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Credit Parties.

                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

         SECTION 8.1       APPOINTMENT.
                           -----------

         Each Lender hereby irrevocably designates and appoints First Union as the Administrative Agent of such Lender under this Credit Agreement, and each such Lender irrevocably authorizes First Union, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Credit Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Credit Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or otherwise exist against the Administrative Agent.

         SECTION 8.2       DELEGATION OF DUTIES.
                           --------------------

         The Administrative Agent may execute any of its duties under this Credit Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

         SECTION 8.3       EXCULPATORY PROVISIONS.
                           ----------------------

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Credit Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Credit Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Credit Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by any Credit Party of any of the agreements contained in, or conditions of, this Credit Agreement, or to inspect the properties, books or records of any Credit Party.

         SECTION 8.4       RELIANCE BY ADMINISTRATIVE AGENT.
                           --------------------------------

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an executed Commitment Transfer Supplement has been filed with the Administrative Agent pursuant to Section 9.6(c) with respect to the Loans evidenced by such Note. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Credit Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 8.5       NOTICE OF DEFAULT.
                           -----------------

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the
                                  --------  -------
Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

         SECTION 8.6       NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER
                           ----------------------------------------------
                           LENDERS.
                           -------

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower or any other Credit Party and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any other Credit Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         SECTION 8.7       INDEMNIFICATION.
                           ---------------

         The Lenders agree to indemnify the Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of
           --------  -------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section 8.7 shall survive the termination of this Credit Agreement and payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder.

         SECTION 8.8       THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.
                           ---------------------------------------------------

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and the other Credit Parties as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 8.9       SUCCESSOR ADMINISTRATIVE AGENT.
                           ------------------------------

         The Administrative Agent may resign as Administrative Agent upon 30 days' prior written notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Credit Agreement and the other Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor agent shall be approved by the Borrower (such approval not to be unreasonably withheld) so long as no Default or Event of Default has occurred and is continuing, whereupon such successor administrative agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Credit Agreement or any holders of the Notes. If no successor Administrative Agent has accepted appointment as Administrative Agent within thirty (30) days after the retiring Administrative Agent's giving notice of resignation, the retiring Administrative Agent shall have the right, on behalf of the Lenders, to appoint a successor administrative agent, which successor shall be approved by the Borrower (such approval not to be unreasonably withheld) so long as no Default or Event of Default has occurred and is continuing, provided that such successor administrative agent has minimum capital and surplus of at least $500,000,000. If no successor administrative agent has accepted appointment as Administrative Agent within sixty (60) days after the retiring Administrative Agent's giving notice of resignation, the retiring Administrative Agent's resignation shall nevertheless become effective and the Lenders shall perform all duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor administrative agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the indemnification provisions of this Credit Agreement and the other Credit Documents and the provisions of this
Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.

         SECTION 8.10      OTHER AGENTS.
                           ------------

         Each of the Co-Syndication Agents and the Documentation Agent shall have no duties or obligations, and thus no liabilities, in its capacity as a Co-Syndication Agent or the

Documentation Agent, as applicable, under this Credit Agreement and the other Credit Documents.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1       AMENDMENTS, WAIVERS AND RELEASE OF COLLATERAL.
                           ---------------------------------------------

         Neither this Credit Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may the Borrower or any Guarantor be released except in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower or any other Credit Party written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Credit Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower or any other Credit Party hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Credit Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, waiver,
--------  -------
supplement, modification or release shall:

                           (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (other than any decision to charge or not charge any default rate of interest pursuant to Section 2.10) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby, or

                           (ii)    amend, modify or waive any provision of this
                  Section 9.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders, or

                           (iii) amend, modify or waive any right or duty of the Administrative Agent (including, without limitation, any provision of Article VIII) or the Issuing Lender under any Credit Document without the written consent of the then Administrative Agent or the Issuing Lenders, as applicable, or

                           (iv)    release the Borrower or any material
                  Guarantor from their obligations hereunder or under the Guaranty, without the written consent of all of the Lenders, or

                           (v)     release any material portion of the
                  Collateral without the written consent of all of the Lenders, or

                           (vi)    subordinate the Loans to any other
                  Indebtedness without the written consent of all of the Lenders; or

                           (vii) permit the Borrower to assign or transfer any of its rights or obligations under this Credit Agreement or other Credit Documents.

         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9); provided, however, that the Administrative Agent will provide written notice to
--------  -------
the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a)
                                                                ---------------
from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative
                                 --------  -------
Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         SECTION 9.2       NOTICES.
                           -------

         Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower, the other Credit Parties and the Administrative Agent, and as set forth on Schedule 9.2 in the
                                                          ------------
case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

     The Borrower and the other
     Credit Parties:                   Fisher Broadcasting Company
                                       600 University Street, Suite 1525
                                       Seattle, Washington  98101-3185

                                       Attention:   David D. Hillard
                                                       Assistant Secretary
                                       Telecopier:  206-404-6769
                                       Telephone:   206-404-6780

         with a copy to:               Graham & Dunn PC
                                       1420 Fifth Avenue, 33(rd) Floor
                                       Seattle, Washington  98101

                                       Attention:  Mark A. Finkelstein
                                       Telecopier:  206-340-9599
                                       Telephone:   206-340-9611

     The Administrative Agent:         First Union National Bank
                                       201 South College Street
                                       NC0680/CP23
                                       Charlotte, North Carolina  28288-0608

                                       Attention:  Syndication Agency Services
                                       Telecopier:  704-383-0288
                                       Telephone:   704-374-2698

                                       with a copy to:

                                       First Union National Bank
                                       One First Union Center, DC-5
                                       Charlotte, North Carolina  28288-0760

                                       Attention:  Larry Sullivan
                                       Telecopier: 704-374-4793
                                       Telephone:  704-715-1794

provided, that notices given by the Borrower pursuant to Section 2.1 or Section
--------
2.11 hereof shall be effective only upon receipt thereof by the Administrative Agent.

         SECTION 9.3       NO WAIVER; CUMULATIVE REMEDIES.
                           ------------------------------

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 9.4       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
                           ------------------------------------------

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Credit Agreement and the Notes and the making of the Loans, provided that all such representations and
                             --------
warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

         SECTION 9.5       PAYMENT OF EXPENSES AND TAXES.
                           -----------------------------

         The Borrower agrees (a) to pay or reimburse each of the Administrative Agent, Bank of America and the Arrangers for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Credit Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to each of the Administrative Agent, Bank of America and the Arrangers, (b) to pay or reimburse each of the Lenders and the Administrative Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Credit Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel) and the reasonable fees and disbursements of any consultant hired by the Administrative Agent pursuant to Section 7.2(c), and (c) on demand, to pay, indemnify, and hold each of the Lenders, the Administrative Agent and the Arrangers harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Administrative Agent, the Arrangers and their respective Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that
                              -----------------------    --------  -------
the Borrower shall not have any obligation hereunder to a Lender, the Administrative Agent, an Arranger, or any of their respective Affiliates to the extent such indemnified liabilities arise from the gross negligence or willful misconduct of such Lender, the Administrative Agent, such Arranger or such Affiliate, as applicable, as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment. The agreements in this Section 9.5 shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

         SECTION 9.6       SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING
                           --------------------------------------------------
                           LENDERS.
                           -------

                  (a) This Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Credit Agreement or the other Credit Documents without the prior written consent of each Lender.

                  (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants")
                                                                ------------
         participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder, in each case in minimum amounts of $1,000,000 (or, if less, the entire amount of such Lender's Obligations, Commitments or other interests). In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Credit Agreement to the other parties to this Credit Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Credit Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Credit Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of a Participant if such Participant's participation is not increased as a result thereof), (ii) release any material Guarantor from its obligations under the Guaranty, (iii) release any material portion of the Collateral, or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Credit Agreement. In the case of any such participation, the Participant shall not have any rights under this Credit

         Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each Participant shall be entitled
                             --------
         to the benefits of Sections 2.17, 2.18, 2.19, 2.20 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that the Participants of any
                                        --------
         Lender, in the aggregate, shall not be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell or assign to any Lender or any affiliate thereof and with the consent of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks, insurance companies or other financial institutions or any funds investing in bank loans ("Purchasing Lenders"), all or any part of its rights and obligations
           ------------------
         under this Credit Agreement and the Notes in minimum amounts of $1,000,000 (or, if less, the entire amount of such Lender's Obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an
                          --------  -------
         existing Lender, an Affiliate of an existing Lender or an Approved Fund shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Credit Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Credit Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Credit Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Credit Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

                  (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the
                                                         --------
         recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender (except for any assignment by a Lender to an Affiliate of such Lender), as agreed between them, of a registration and processing fee of $3,500 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement and (ii) record the information contained therein in the Register.

                  (f) Each Credit Party authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any
                                                           ----------
         prospective Transferee any and all financial information in such Lender's possession concerning the Credit Parties and their Affiliates which has been delivered to such Lender by or on behalf of a Credit Party pursuant to this Credit Agreement or which has been delivered to such Lender by or on behalf of a Credit Party in connection with such Lender's credit evaluation of the Credit Parties and their Affiliates prior to becoming a party to this Credit Agreement, in each case subject to Section 9.15.

                  (g)      At the time of each assignment pursuant to this
         Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.19 Certificate) described in Section 2.19.

                  (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section
         9.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security
                   --------
         interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

         SECTION 9.7       ADJUSTMENTS; SET-OFF.
                           --------------------

                  (a)      Each Lender agrees that if any Lender (a "benefited
                                                                     ---------
         Lender") shall at any time receive any payment of all or part of its
         ------
         Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(f), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion
                                   --------  -------
         of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to any Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held by or owing by or to such Lender or any branch or agency thereof to or for the credit or the account of the Borrower or any other Credit Party, or any part thereof in such amounts as such Lender may elect, against and on account of the Loans and other Credit Party Obligations of the Borrower and the other Credit Parties to such Lender hereunder and claims of every nature and description of such Lender against the Borrower and the other Credit Parties, in any currency, whether arising hereunder, under any other Credit Document or any Hedging Agreement provided by such Lender pursuant to the terms of this Agreement, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower, any other Credit Party or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower or any other Credit Party, or against anyone else claiming through or against the Borrower, any other Credit Party or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such
         Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided,
                                                                     --------
         however, that the failure to give such notice shall not affect the
         -------
         validity of such set-off and application.

         SECTION 9.8       TABLE OF CONTENTS AND SECTION HEADINGS.
                           --------------------------------------

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Credit Agreement.

         SECTION 9.9       COUNTERPARTS.
                           ------------

         This Credit Agreement may be executed by one or more of the parties to this Credit Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Credit Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         SECTION 9.10      EFFECTIVENESS.
                           -------------

         This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to
Section 9.2 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

         SECTION 9.11      SEVERABILITY.
                           ------------

         Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9.12      INTEGRATION.
                           -----------

         This Credit Agreement and the Notes represent the agreement of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the

Administrative Agent, the Borrower, the other Credit Parties or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

         SECTION 9.13      GOVERNING LAW.
                           -------------

         This Credit Agreement and the Notes and the rights and obligations of the parties under this Credit Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         SECTION 9.14      CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                           ----------------------------------------------

         All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Credit Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by execution and delivery of this Credit Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

         SECTION 9.15      CONFIDENTIALITY.
                           ---------------

         The Administrative Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior written consent of the Borrower any information with respect to the Credit Parties which is furnished pursuant to this Credit Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) to its employees, Affiliates, auditors and counsel or to another Lender, (b) as has become generally available to the public other than by a breach of this Section 9.15, (c) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or
similar organizations (whether in the United States or elsewhere) or their successors, (d) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (e) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, provided that such prospective transferee
                                  --------
shall have been made aware of this Section 9.15 and shall have agreed to be bound by its provisions as if it were a party to this Credit Agreement or (f) to Gold Sheets and other similar bank trade publications; such information to
-----------
consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications.

         SECTION 9.16      ACKNOWLEDGMENTS.
                           ---------------

         The Borrower and the other Credit Parties each hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Credit Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

         SECTION 9.17      WAIVERS OF JURY TRIAL.
                           ---------------------

         THE BORROWER, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                                    ARTICLE X

                                    GUARANTY

         SECTION 10.1      THE GUARANTY.
                           ------------

         In order to induce the Lenders to enter into this Credit Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: the Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Administrative Agent and the Lenders (or any Affiliate of a Lender that provides a Hedging Agreement permitted by Section 6.1(d)). If any or all of the indebtedness of the Borrower to the Administrative Agent and the Lenders (or any Affiliate of a Lender that provides a Hedging Agreement permitted by Section 6.1(d)) becomes due and payable hereunder or any Hedging Agreement permitted by Section 6.1(d), each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders (or such Affiliate of a Lender, as applicable), or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the indebtedness. The word "indebtedness" is used in this Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower, including specifically all Credit Party Obligations, arising in connection with this Credit Agreement, the other Credit Documents or any Hedging Agreement executed in connection herewith, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         SECTION 10.2      BANKRUPTCY.
                           ----------

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(f), and unconditionally promises to pay such indebtedness to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         SECTION 10.3      NATURE OF LIABILITY.
                           -------------------

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by
(a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         SECTION 10.4      INDEPENDENT OBLIGATION.
                           ----------------------

         The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         SECTION 10.5      AUTHORIZATION.
                           -------------

         Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Credit Agreement, including any increase or decrease of the rate of interest thereon,
(b) take and hold security from any Guarantor, the Borrower or any other party for the payment of this Guaranty or the other Credit Party Obligations and exchange, enforce, waive and/or release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

         SECTION 10.6      RELIANCE.
                           --------

         It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 10.7      WAIVER.
                           ------

                  (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and/or cannot be waived as a matter of law) to require the Administrative Agent or any Lender to
         (i) proceed against the Borrower, any other Guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other Guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness; provided,
                                                                  --------
         however, that this provision shall not constitute a waiver of any
         -------
         defense based on the gross negligence or willful misconduct of the Lenders (or any one of them) or the Administrative Agent. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

                  (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

                  (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights
          -------------
         of reimbursement, contribution or indemnity from any

         Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

         SECTION 10.8      LIMITATION ON ENFORCEMENT.
                           -------------------------

         The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Credit Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

         SECTION 10.9      CONFIRMATION OF PAYMENT.
                           -----------------------

         The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:                     FISHER BROADCASTING COMPANY
--------
                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary


GUARANTORS:                   FISHER RADIO REGIONAL GROUP INC.
----------
                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary


                              FISHER BROADCASTING-PORTLAND
                              RADIO, L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary


                              FISHER BROADCASTING-SEATTLE RADIO,
                              L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-PORTLAND TV,
                              L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-SEATTLE TV,
                              L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-S.E. IDAHO TV,
                              L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-IDAHO TV, L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-GEORGIA TV,
                              L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-OREGON TV,
                              L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

                              FISHER BROADCASTING-WASHINGTON
                              TV, L.L.C.

                              By: /s/ David D. Hillard
                                  --------------------------------
                              Name:  David D. Hillard
                              Title: Assistant Secretary

ADMINISTRATIVE AGENT
-------------------
AND LENDERS:                  FIRST UNION NATIONAL BANK,
------------                  as Administrative Agent and as a Lender

                              By: /s/ Jeffrey M. Graci
                                  --------------------------------
                              Name:  Jeffrey M. Graci
                              Title: Director

                              BANK OF AMERICA, N.A.,
                              as a Co-Syndication Agent and as a Lender

                              By: /s/ Mark Crawford
                                  --------------------------------
                              Name:  Mark Crawford
                              Title: Senior Vice President

                              THE BANK OF NEW YORK,
                              as a Co-Syndication Agent and as a Lender

                              By: /s/ Stephen M. Nettler
                                  --------------------------------
                              Name:  Stephen M. Nettler
                              Title: Vice President

                              NATIONAL CITY BANK,
                              as Documentation Agent and as a Lender

                              By: /s/ Timothy J. Ambrose
                                  --------------------------------
                              Name:  Timothy J. Ambrose
                              Title: Vice President